UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Paul J. Smith	Stradley Ronon Stevens & Young, LLP
One State Farm Plaza	191 North Wacker Dr, Suite 1601
Bloomington, Illinois 61710-0001	Chicago, Illinois 60606
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2017

Date of reporting period: 11/30/2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2017

State Farm Associates' Funds Trust

# ANNUAL REPORT

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-0740) for a prospectus or summary prospectus containing this and other information. Read it carefully.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge upon request at 1-800-447-0740 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

ANNUAL REPORT

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements, and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail. This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or by calling 1-800-447-0740 for assistance.

Compensation Deduction or Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with compensation deduction (agent/employee only) or an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin compensation deduction or an Automatic Investment Plan, the minimum amount required for both initial and subsequent investments is $50. Please consider signing up today for compensation deduction by going on the State Farm intranet or signing up for AIP by calling 1-800-447-0740 for assistance.

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-0740

statefarm.com

1	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2017, for the State Farm Associates’ Funds Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success.2

Market Review

During the 2017 fiscal year, U.S. equity and fixed income markets both experienced positive total returns.

The table below shows annual total returns for each of the four Funds compared to their respective benchmarks for the 12-month period ended November 30, 2017.

Annual Total Returns (as of November 30, 2017)[3]

Fund	Annual Total Returns 1-year
State Farm Growth Fund	17.91%
Benchmark: S&P 500 Index	22.87%
State Farm Balanced Fund	11.93%
Benchmark: Blended benchmark*	14.16%
State Farm Interim Fund	0.71%
Benchmark: Bloomberg Barclays 1-5 Year U.S. Treasury Index	0.70%
State Farm Municipal Bond Fund	3.99%
Benchmark: Bloomberg Barclays 7-Year Municipal Bond Index	4.45%
* 60% S&P 500 Index / 40% Bloomberg Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. It is not possible to invest directly in an index.

1	Investing involves risk, including potential for loss.

2	Asset allocation does not assure a profit or protect against loss.

3	Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser. S&P 500 Index return provided by Bloomberg. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Bloomberg Barclays Intermediate Gov/ Credit Index. The Bloomberg Barclays Intermediate Gov/Credit Index contains approximately 4,755 U.S. Treasury, corporate and other securities with an average maturity of about 4.39 years.

The Bloomberg Barclays 1-5 Year U.S. Treasury Index return provided by Bloomberg. The Bloomberg Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg Barclays 7-Year Municipal Bond Index return provided by Bloomberg. The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

U.S. equities (as represented by the S&P 500 Index, or “Index”) achieved a 22.87% total return for the period, including dividends, as various factors helped to positively influence markets. Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, while lifting business and investor confidence levels during the year. Other factors lending support included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and modest increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April – June) and third (July – September) quarters. In addition, early in the period, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and later again in September, Congressional Republicans failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

As represented by the S&P 500 Index in the chart below, after reaching a period closing price low of 2,191 on December 1, 2016, U.S. equities staged a series of uneven climbs through the first eight months of the year before achieving more consistent gains starting in late summer. From mid-August through period end, the Index notched a 9.15% price return. During the period, U.S. equities entered the ninth year of their current bull market run, while the S&P 500 Index set over 60 closing price highs, including a new record of 2,647 to finish out the year on November 30, 2017.

Source: Bloomberg

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

The U.S. Treasury yield curve flattened over the course of the year. Short-term (3-month) yields rose considerably while long-term (10-year) yields ended the year in a similar place as they started. Among major fixed income indices, the Bloomberg Barclays 1-5 year Treasury Index achieved a 0.70% total return for the period as bond coupon income offset a negative price return, while the Bloomberg Barclays 7-year Municipal Bond Index generated a 4.45% total return, with price increases adding to bond coupon income.

The Fed’s December 2016 interest rate increase had a relatively muted immediate impact on short-term Treasuries, given that investors had already factored in such a move earlier that fall. Beginning the period at 0.48%, 3-month U.S. Treasury yields remained relatively stable through February, ranging between 0.47% and 0.55%. Those yields increased almost 0.20% within the first week of March alone, however, when better-than-expected economic news raised investors’ expectations for more Fed rate hikes in 2017. As the Fed further tightened its monetary policy — executing its second (March) and third (June) rate increases during the period, signaling another one was likely in December 2017, and beginning to normalize its balance sheet in October — yields on 3-month Treasuries navigated a gradual ascent through year end. Three-month yields reached a period high of 1.30% in late November before finishing the year at 1.27%.

While positive economic news and the Fed’s activities helped drive the increase in 3-month Treasury yields, a continuation of soft inflation and robust market demand weighed on long-term yields. Beginning December 2016 at 2.37%, 10-year Treasury yields reached a period high of 2.62% in early March before subsequently tracking generally downward through early September, reaching a low of 2.05% before rebounding through year end to close at 2.42%. While most economic data promoted higher long-term yields, that upward pressure was moderated by a low inflationary environment that persisted throughout the period. In addition, long-term yields were weakened by investors’ continued strong demand. While some unwinding of quantitative easing measures began during the year, foreign central banks generally continued to maintain their respective monetary stimulus programs. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. Treasuries, thereby exerting downward pressure on their yields.4

Source: The U.S. Department of the Treasury (treasury.gov)

4	Source: The U.S. Department of the Treasury. A 10-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury with a maturity of 10 years and that pays interest every six months. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

State Farm Growth Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, while lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and modest increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April – June) and third (July – September) quarters. In addition, early in the period, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill in late December after fiscal year end – investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and later again in September, Congressional Republicans failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

After reaching a period closing price low of 2,191 on December 1, 2016, U.S. equities staged a series of uneven climbs through the first eight months of the year before achieving more consistent gains starting in late summer. From mid-August through period end, the S&P 500 Index notched a 9.15% price return. During the period, U.S. equities entered the ninth year of their current bull market run, while the S&P 500 Index set over 60 closing price highs, including a new record of 2,647 to finish out the year on November 30, 2017.

The total return for the S&P 500 Index was 22.87% for the 12-month reporting period. This performance reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 17%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 3%, and a dividend return of approximately 2%. Within the broad U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 28.51% versus 16.35% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.1

Within commodities, oil prices began December 2016 at around $49 per barrel and ranged between approximately $42 to $59/ barrel before ending at around $57/barrel, an increase of approximately 16%. Beginning the period at around $1,171 per troy ounce, gold traded between approximately $1,124 and $1,356/oz., before ending November 2017 at around $1,273/oz., an increase of approximately 9%. In currency markets, the U.S. dollar decreased approximately 11% and 8% versus the euro and British pound, respectively, closing November 2017 at $1.19/euro and $1.35/Ł.

1	The S&P 500 Growth Index is a capitalization-weighted measure of growth-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with higher price price-to-book ratios and higher expected growth values. The S&P 500 Value Index is a capitalization-weighted measure of value-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Industry and based on total net assets as of November 30, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 8 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2017, the State Farm Growth Fund experienced a total return of 17.91% after expenses, compared to a 22.87% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/17	12/1/16 to 11/30/17 Total Return %
Apple Inc.	Computers	4.5%	58%
Johnson & Johnson	Health Care	7.0%	28%
Caterpillar Inc.	Machinery & Manufacturing	3.3%	52%
3M Co.	Machinery & Manufacturing	2.8%	45%
Wal-Mart Stores Inc.	Retailers	2.6%	42%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/17	12/1/16 to 11/30/17 Total Return %
General Electric Co.	Electronic/Electrical Mfg.	1.4%	-39%
HNI Corp.	Machinery & Manufacturing	1.0%	-32%
Schlumberger Ltd.	Oil & Gas	0.7%	-23%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.8%	-5%
Kellogg Co.	Agriculture, Foods, & Beverage	1.2%	-5%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/17	12/1/16 to 11/30/17 Total Return %
Johnson & Johnson	Health Care	7.0%	28%
Walt Disney Co., The	Media & Broadcasting	5.8%	7%
Apple Inc.	Computers	4.5%	58%
Exxon Mobil Corp.	Oil & Gas	4.4%	-1%
Caterpillar Inc.	Machinery & Manufacturing	3.3%	52%
Procter & Gamble Co., The	Consumer & Marketing	3.2%	13%
Wells Fargo & Co.	Banks	3.0%	10%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.8%	-5%
3M Co.	Machinery & Manufacturing	2.8%	45%
Air Products & Chemicals Inc.	Chemicals	2.7%	16%

The State Farm Growth Fund’s portfolio turnover rate for the 1-year period was 0.64%. In December, the Fund liquidated its entire position in Keysight Technologies, a stock the Fund had received as a result of a 2014 spin-off from portfolio company Agilent Technologies. Early on in 2017, Analog Devices acquired portfolio company Linear Technology. As a result, in exchange for its position in Linear Technology, the Fund received cash and shares in Analog Devices, and subsequently disposed of those new shares. The Fund then added new positions in both Microsoft and Reckitt Benckiser Group during the second quarter, while adding a new position in Texas Instruments during the third quarter. Also, while not impacting the turnover rate, during the first quarter Enbridge completed its acquisition of portfolio company Spectra Energy, with the Fund receiving new shares of Enbridge in exchange for its position in Spectra Energy. Similarly, during the third quarter, portfolio company E.I. du Pont de Nemours and Co. (“DuPont”) merged with Dow Chemical to form DowDuPont, with the Fund receiving shares of the new entity in exchange for its existing DuPont position.

There were 78 holdings in the Fund totaling approximately $5.0 billion in assets at the end of the reporting period, compared to 77 holdings and approximately $4.3 billion in assets one year earlier. As discussed in the Overview, we believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2016, through November 30, 2017, 62 of the stocks in the portfolio, accounting for over 94% of the Fund’s total net assets, increased their dividends in local currency terms.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term investment orientation with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, while lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and modest increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April – June) and third (July – September) quarters. In addition, early in the period, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill in late December after fiscal year end – investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and later again in September, Congressional Republicans failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

After reaching a period closing price low of 2,191 on December 1, 2016, U.S. equities staged a series of uneven climbs through the first eight months of the year before achieving more consistent gains starting in late summer. From mid-August through period end, the S&P 500 Index notched a 9.15% price return. During the period, U.S. equities entered the ninth year of their current bull market run, while the S&P 500 Index set over 60 closing price highs, including a new record of 2,647 to finish out the year on November 30, 2017.

The Federal Reserve’s (the “Fed”) December 2016 interest rate increase had a relatively muted immediate impact on U.S. fixed income markets, given that investors had already factored in such a move earlier that fall. However, better-than-expected economic news in early March raised investors’ expectations for more Fed rate hikes in 2017. Consequently, the Fed further tightened its monetary policy as the fiscal year advanced – executing its second (March) and third (June) rate increases during the period, signaling another one was likely in December 2017, and beginning to normalize its balance sheet in October.

Within commodities, oil prices began December 2016 at around $49 per barrel and ranged between approximately $42 to $59/ barrel before ending at around $57/barrel, an increase of approximately 16%. Beginning the period at around $1,171 per troy ounce, gold traded between approximately $1,124 and $1,356/oz., before ending November 2017 at around $1,273/oz., an increase of approximately 9%. In currency markets, the U.S. dollar decreased approximately 11% and 8% versus the euro and British pound, respectively, closing November 2017 at $1.19/euro and $1.35/Ł.

The 12-month total return for the S&P 500 Index was 22.87% for the reporting period. The total return reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 17%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 3%, and a dividend return of approximately 2%. Within the broad U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 28.51% versus 16.35% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.

Bond markets, as represented by the Bloomberg Barclays Intermediate Government/Credit Index, generated a total return of 2.09% during the fiscal year. The performance of the index was comprised of the Intermediate Credit-portion (39.8% Index weighting), which posted a total return of 3.63%, and the Intermediate Government-portion (60.2% Index weighting), which generated a total return of 1.08%. The total return of the Intermediate Credit-portion was comprised of a price return of 0.32% and a coupon return of 3.32%. Meanwhile, the total return of the Intermediate Government-portion was comprised of a price return of -0.74% and a coupon return of 1.83%.1

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	Source: Barclays Live®

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2017, the State Farm Balanced Fund experienced a total return of 11.93% after expenses. The total return of the blended benchmark was 14.16% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all-equity benchmark S&P 500 Index was 22.87%, while the fixed income benchmark Bloomberg Barclays Intermediate Government/Credit Index had a total return of 2.09% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Bloomberg Barclays Intermediate Government/Credit Index contains approximately 4,755 U.S. Treasury, corporate and other securities with an average maturity of about 4.39 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500 Index and the Bloomberg Barclays Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (64.46% of total net assets at the end of the period)

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund within the equity portion.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/17	12/1/16 to 11/30/17 Total Return %
Apple Inc.	Computers	2.8%	58%
Johnson & Johnson	Health Care	3.0%	28%
Caterpillar Inc.	Machinery & Manufacturing	1.9%	52%
3M Co.	Machinery & Manufacturing	1.6%	45%
Alphabet Inc. Class A	Computer Software & Services	1.9%	34%

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/17	12/1/16 to 11/30/17 Total Return %
General Electric Co.	Electronic/Electrical Mfg.	0.8%	-39%
Schlumberger Ltd.	Oil & Gas	0.7%	-23%
HNI Corp.	Machinery & Manufacturing	0.3%	-32%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	1.9%	-5%
Nucor Corp.	Mining & Metals	1.3%	-5%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/17	12/1/16 to 11/30/17 Total Return %
Walt Disney Co., The	Media & Broadcasting	5.7%	7%
Johnson & Johnson	Health Care	3.0%	28%
Apple Inc.	Computers	2.8%	58%
Procter & Gamble Co., The	Consumer & Marketing	2.2%	13%
Exxon Mobil Corp.	Oil & Gas	2.2%	-1%
Wells Fargo & Co.	Banks	2.2%	10%
Alphabet Inc. Class A	Computer Software & Services	1.9%	34%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	1.9%	-5%
Air Products & Chemicals Inc.	Chemicals	1.9%	16%
Caterpillar Inc.	Machinery & Manufacturing	1.9%	52%

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 0.43%. In December, the fund liquidated its entire position in Keysight Technologies, a stock the Fund had received as a result of a 2014 spin-off from portfolio company Agilent Technologies. Early on in 2017, Analog Devices acquired portfolio company Linear Technology. As a result, in exchange for its position in Linear Technology, the Fund received cash and shares in Analog Devices, and then subsequently disposed of those new shares. The Fund added new positions in both Microsoft and Reckitt Benckiser Group during the second quarter, while adding a new position in Texas Instruments during the third quarter. Also, while not impacting the turnover rate, during the first quarter, Enbridge completed its acquisition of portfolio company Spectra Energy, with the Fund receiving new shares of Enbridge in exchange for its position in Spectra Energy. Similarly, during the third quarter, portfolio companies E.I. du Pont de Nemours and Co. (“DuPont”) and Dow Chemical merged to form DowDuPont, with the Fund receiving shares of the new entity in exchange for its existing DuPont and Dow Chemical positions.

There were 77 holdings in the equity portion of the Fund totaling approximately $1.3 billion in assets at the end of the reporting period, compared to 77 holdings and approximately $1.1 billion in assets one year earlier. We believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2016, through November 30, 2017, 62 of the stocks in the portfolio, accounting for over 93% of the Fund’s net equity assets, increased their dividends in local currency terms.

Fixed Income portion of the Fund (35.15% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 73.2% of the fixed income securities (representing 25.72% of total net assets) maturing within 3-11 years. The largest components of the fixed income portion of the

Fund were corporate bonds (20.74% of total net assets) and U.S. Treasury securities (8.86% of total net assets). From a credit rating standpoint, 40.0% of the Fund’s fixed income portfolio was rated Aaa, including U.S. Treasury bonds, federal agency securities, agency commercial mortgage backed securities (“Agency CMBS”)2, and certain corporate bonds. The remaining corporate fixed income portfolio was invested in Aa-rated bonds (11.7% of fixed income assets), single A-rated debt (36.3% of fixed income assets), Baa-rated bonds (8.8% of fixed income assets) and Ba-rated bonds (0.25% of fixed income assets).

The Fund’s holdings of U.S. Treasury securities, corporate bonds, agency issues, and Agency CMBS all had positive total returns, helping the Fund generate a positive total return for the fixed income portion over the 12-month period. With a total return of approximately 3.19%, corporate bonds provided the greatest contribution to the returns of the fixed income portion of the Fund. The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helps to provide stability and serve as a buffer to volatility from within the equity portion of the Fund. The duration of the Fund’s bond portfolio at the end of November 2017 stood at 4.5 years, similar to its position on December 1, 2016. The Fund’s duration was higher than the 4.0 years of its fixed income benchmark (the Bloomberg Barclays Intermediate Government/Credit Index) as of November 30, 2017. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Bloomberg Barclays Intermediate Government/Credit Index.

2	Certain Agency CMBS that are not rated by a credit rating agency carry an internal Aaa rating, assigned by State Farm Investment Management Corp., that is consistent with the rating assigned to the guarantor by a credit rating agency.

State Farm Interim Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield consistent with relatively low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to distribute the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but may occasionally purchase securities maturing in up to 15 years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Signs of an accelerating U.S. economy, as well as investor optimism over potential pro-growth Trump policies, greeted U.S. fixed income markets at the beginning of the fiscal year. Subsequently, throughout the 1-year period, markets were influenced by continuing trends of generally subdued inflation, positive employment data, and accommodative global central bank policy. In addition, during the fiscal year the world’s economies entered a period of synchronized growth, which included U.S. Gross Domestic Product rising more than 3% in both the second (April – June) and third (July – September) quarters.

Pockets of anxiety regarding the health of the U.S. economy briefly appeared, however, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. In addition, Congressional Republican’s failure to pass a health care plan to replace the Affordable Care Act – first in March and then again in September – raised questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Despite these events, investors mostly remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

The Federal Reserve’s (the “Fed”) December 2016 interest rate increase had a relatively muted immediate impact on short-term Treasuries, given that investors had already factored in such a move earlier that fall. Beginning the period at 0.48%, 3-month U.S. Treasury yields remained relatively stable through February, ranging between 0.47% and 0.55%. Those yields increased almost 0.20% within the first week of March alone, however, when better-than-expected economic news raised investors’ expectations for more Fed rate hikes in 2017. As the Fed further tightened its monetary policy – executing its second (March) and third (June) rate increases during the period, signaling another one was likely in December 2017, and beginning to normalize its balance sheet in October – yields on 3-month Treasuries navigated a gradual ascent through year end. Three-month yields reached a period high of 1.30% in late November before finishing the year at 1.27%. Yields on 2-year Treasuries experienced a similar – albeit more modest – rise through the fiscal year, ending the period at 1.78% after beginning December 2016 at 1.11%.1

While positive economic news and the Fed’s activities helped drive the increase in 3-month and 2-year Treasury yields, a continuation of soft inflation and robust market demand weighed on long-term yields. Beginning December 2016 at 2.37%, 10-year Treasury yields reached a period high of 2.62% in early March before subsequently tracking generally downward through early September, reaching a low of 2.05% before rebounding through year end to close at 2.42%. While most economic data promoted higher long-term yields, that upward pressure was moderated by a low inflationary environment that persisted throughout the period. In addition, long-term yields were weakened by investors’ continued strong demand. While some unwinding of quantitative easing measures began during the year, foreign central banks generally continued to maintain their respective monetary stimulus programs. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. Treasuries, thereby exerting downward pressure on their yields.

1	A 2-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury with a maturity of 2 years and that pays interest every six months.

Source: The U.S. Department of the Treasury (treasury.gov)

Overall, longer-maturity U.S. Treasuries outperformed relative to intermediate- and shorter-maturity U.S. Treasuries. For the 1-year period, the total return for the Bloomberg Barclays 20+ Year U.S. Treasury Index was 6.45%, compared with 1.08% and 0.45% for the Bloomberg Barclays Intermediate U.S. Treasury Index and Bloomberg Barclays 1-3 Year U.S. Treasury Index, respectively.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Interim Fund as of November 30, 2017, along with the maturity allocation of the Bloomberg Barclays 1-5 Year U.S. Treasury Index for comparison.

Maturity Allocation: State Farm Interim Fund

compared to the Bloomberg Barclays 1-5 Year U.S. Treasury Index

(unaudited)*

Maturity	State Farm Interim Fund Allocation	Bloomberg Barclays 1-5 Year U.S. Treasury Index Allocation
0 - 1 Years	18.78%**	0.00%
1 - 2 Years	20.75%	27.80%
2 - 3 Years	13.79%	27.15%
3 - 4 Years	13.13%	21.95%
4 - 5 Years	19.32%	20.77%
5 - 6 Years	12.85%	2.33%
6+ Years	1.38%	0.00%

Totals	100.00%	100.00%

*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 1.88% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2017, the State Farm Interim Fund experienced a total return of 0.71% after expenses, compared to a total return of 0.70% for the Bloomberg Barclays 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Maturities of all lengths of U.S. Treasuries provided positive total returns for the 1-year period. Relative to its benchmark, the Bloomberg Barclays 1-5 Year U.S. Treasury Index, the Fund’s greater concentration in bonds with maturities of less than one year –combined with fund expenses – negatively impacted its performance compared with the Index. Meanwhile, relative to its benchmark, the Fund’s higher allocation to bonds with maturities of more than five years positively impacted its total return compared with the Index.

As mentioned earlier, the Fund generally maintains exposure across a six-year maturity spectrum. As U.S. Treasury Notes mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels.

The duration of the Fund at the end of November 2017 stood at 2.67 years, similar to its duration of 2.72 years on December 1, 2016. The Fund’s duration was slightly lower than that of its benchmark (the Bloomberg Barclays 1-5 Year U.S. Treasury Index) of 2.74 years as of November 30, 2017. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. Generally, as interest rates rise, bond prices decline and vice versa. If interest rates increase, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

*	The Bloomberg Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg Barclays 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and, if applicable, the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management are critical to success. While we seek to diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate-maturity range for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

In selecting securities for the Fund, we generally invest in the 5-15 year maturity range and avoid long maturities. While we are conscious of how the Fund’s portfolio differs from its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Signs of an accelerating U.S. economy, as well as investor optimism over potential pro-growth Trump policies, greeted U.S. fixed income markets at the beginning of the fiscal year. Subsequently, throughout the 1-year period, markets were influenced by continuing trends of generally subdued inflation, positive employment data, and accommodative global central bank policy. In addition, during the fiscal year the world’s economies entered a period of synchronized growth, which included U.S. Gross Domestic Product rising more than 3% in both the second (April – June) and third (July – September) quarters.

Pockets of anxiety regarding the health of the U.S. economy briefly appeared, however, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. In addition, Congressional Republican’s failure to pass a health care plan to replace the Affordable Care Act – first in March and then again in September – raised questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Despite these events, investors mostly remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

The Federal Reserve’s (the “Fed”) December 2016 interest rate increase had a relatively muted immediate impact on U.S. fixed income markets, given that investors had already factored in such a move earlier that fall. However, better-than-expected economic news in early March raised investors’ expectations for more Fed rate hikes in 2017. Consequently, the Fed further tightened its monetary policy as the fiscal year advanced – executing its second (March) and third (June) rate increases during the period, signaling another one was likely in December 2017, and beginning to normalize its balance sheet in October. Finally, with the period winding down, potential changes to U.S. tax law weighed on municipal bond markets. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill after period end in late December – investors and issuers alike considered the possible impacts that lower tax rates may have on markets.

As illustrated in Table 1 below, the municipal bond yield curve flattened as short-maturity yields increased while intermediate- and longer-maturity yields decreased over the 1-year period ended November 30, 2017.

Table 1: Municipal Market Data (MMD) Yields (%) - AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
December 1, 2016	0.91%	1.85%	2.52%	3.12%
November 30, 2017	1.26%	1.76%	2.15%	2.67%

Increase (Decrease) in Yield	0.35%	(0.09%)	(0.37%)	(0.45%)

1	The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained.

Source: © 2017 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of November 30, 2017) for all segments of the Bloomberg Barclays Municipal Bond Index were positive, with higher returns along the longer end of the maturity yield curve. The Bloomberg Barclays Municipal Bond Index is used to illustrate returns for municipal bonds having various maturities. The Bloomberg Barclays 7-Year Municipal Bond Index is not used to illustrate this point because the Bloomberg Barclays 7-Year Municipal Bond Index only includes municipal bonds with maturities between 6 and 8 years.

Table 2: Bloomberg Barclays Municipal Bond Index - Component Returns by Maturity2

Maturity	Annual Total Return (as of November 30, 2017)
1-Year Municipal Bonds	1.06%
3-Year Municipal Bonds	1.62%
5-Year Municipal Bonds	3.18%
7-Year Municipal Bonds	4.45%
10-Year Municipal Bonds	6.08%
15-Year Municipal Bonds	7.30%
20-Year Municipal Bonds	7.72%
Long-Bond (22+ Year) Municipal Bonds	8.23%

2	Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Bloomberg Barclays Municipal Bond Index.

From a total return standpoint, as illustrated in Table 3 below, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aa and Aaa rated bonds) within the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is used to illustrate annual total returns for municipal bonds with various investment grade credit qualities.

Table 3: Bloomberg Barclays Municipal Bond Index - Component Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of November 30, 2017)
Aaa Rated Bonds	4.61%
Aa Rated Bonds	5.11%
A Rated Bonds	6.29%
Baa Rated Bonds	8.69%

3	Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Bloomberg Barclays Municipal Bond Index.

As of November 30, 2017, the 2.67% yield on 20-year Aaa-rated municipal bonds was slightly greater than the 2.65% yield offered on comparable 20-year taxable U.S. Treasuries, which is above the historical norm for that yield spread relationship. Historically, long-term municipal bonds have offered approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. However, that dynamic has shifted in recent years due, in part, to the Fed’s monetary stimulus programs.

This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Municipal Bond Fund as of November 30, 2017, along with the maturity allocation of the Bloomberg Barclays 7-Year Municipal Bond Index for comparison.

Maturity Allocation: State Farm Municipal Bond Fund

compared to the Bloomberg Barclays 7-Year Municipal Bond Index

(unaudited)*

Maturity	State Farm Municipal Bond Fund Allocation	Bloomberg Barclays 7-Year Municipal Bond Index Allocation
0-6 Years	41.49%**	0.00%
6-12 Years	39.75%	100.00%
12-22 Years	18.76%	0.00%
22+ Years	0.00%	0.00%

Totals	100.00%	100.00%

*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 0.77% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund experienced a total return of 3.99% for the 1-year period ended November 30, 2017, after expenses, compared to a 4.45% return for the Bloomberg Barclays 7-Year Municipal Bond Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return for the 1-year period. However, the impact of fund expenses, as well as the difference in maturity structure and credit quality between the Fund and its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, played a role in the Fund underperforming the Index.

During the period, bonds having maturities between 6-12 years generally outperformed relative to bonds having maturities of up to six years, while bonds having maturities of over 12 years generally outperformed all other maturity segments. While the Fund had a higher concentration than its benchmark in those bonds having maturities of over 12 years, the Fund had a significantly lower allocation than the Index in those bonds having maturities between 6-12 years.

With respect to credit risk, as previously illustrated in Table 3 above, lower quality bonds (Baa and A) generally outperformed relative to higher quality bonds (Aa and Aaa) during the period. Table 4 below shows the Fund’s credit quality orientation compared to the Bloomberg Barclays 7-Year Municipal Bond Index as of November 30, 2017, with the Fund holding a smaller concentration than the Index in lower quality bonds. Throughout the reporting period, the Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy.

*	The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

The Bloomberg Barclays 7-Year Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Table 4: Credit Ratings Comparison (as of November 30, 2017)4

Credit Ratings	State Farm Municipal Bond Fund Allocation	Bloomberg Barclays 7-Year Municipal Bond Index Allocation
Aaa/AAA	11.72%	16.58%
Aa/AA	67.00%	55.46%
A	16.68%	21.34%
Baa/BBB or Lower	0.15%	6.62%
NR (Not Rated)	4.45%*	0.00%

Totals	100.00%	100.00%

4	Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of November 30, 2017. Reflects the lower of Moody’s and Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

*	Includes a 0.77% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

Throughout the reporting period, the Fund’s duration decreased from 4.33 years as of December 1, 2016, to 4.25 years as of November 30, 2017. The Fund’s duration was lower than the 5.00 duration of its benchmark (the Bloomberg Barclays 7-year Municipal Bond Index) at the end of the period. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. We seek to maintain the risk profile of the Fund with respect to duration, interest rate risk and credit risk. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s investment philosophy.

The number of individual bonds held in the portfolio over the reporting period decreased by 26, from 524 to 498 bonds. Turnover for the reporting period was 8.84%. Investments within the state of Washington represented the largest single allocation in any state, representing 6.91% of total net assets, which is up from 6.02% from the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in Kansas , followed by Washington and Utah. Bonds secured by a general obligation pledge accounted for approximately 54% of all new acquisitions, with revenue bond purchases representing 46% of the total. The average ratings quality of new bond purchases was Aa2/AA. The Aa2 rating is a subset of Moody’s Aa rating. The largest net reduction of holdings occurred through maturities of bonds in South Carolina, followed by California.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy, seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Generally, as interest rates rise, bond prices decline and vice versa. If interest rates increase, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table below.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Annualized Expense Ratio Based on the Period June 1, 2017 to November 30, 2017	Expenses Paid During Period June 1, 2017 to November 30, 2017*
State Farm Growth Fund
Actual	$1,000.00	$1,083.69	0.11%	$0.57
Hypothetical (5% return before expenses)	$1,000.00	$1,024.52	0.11%	$0.56

State Farm Balanced Fund
Actual	$1,000.00	$1,051.26	0.13%	$0.67
Hypothetical (5% return before expenses)	$1,000.00	$1,024.42	0.13%	$0.66

State Farm Interim Fund
Actual	$1,000.00	$998.09	0.15%	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.32	0.15%	$0.76

State Farm Municipal Bond Fund
Actual	$1,000.00	$999.60	0.15%	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.32	0.15%	$0.76

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 16, 2017, all of the Trustees present, including those Trustees who are not “interested persons” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), of Associates’ Funds Trust, approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”) for an additional one-year term ending June 30, 2018.

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel, which had sent to SFIMC, on behalf of the Independent Trustees, a request for information to be provided to the Independent Trustees prior to the Board’s consideration of the continuation of the Advisory Agreement. SFIMC provided materials to the Independent Trustees responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund,” and collectively, the “Funds”), as well as an explanation of the methodology by which SFIMC had calculated that profitability.

At the Board’s request, SFIMC also provided the Board with additional information that the Board believed would be useful to the Board in evaluating whether to approve the continuation of the Advisory Agreement. In advance of the June 16th meeting, the Board also received a report prepared by Strategic Insight, an independent fund tracking organization (the “Strategic Insight Report”), relating to the performance and expenses of each Fund. The Strategic Insight Report included information on the relative performance of each Fund as compared to a benchmark index and to a category of comparable mutual funds, as determined by Morningstar®, an independent third-party service provider (each, a “Morningstar Category”). Morningstar assigns each Fund to a category based upon the underlying securities held in the Fund’s portfolio over the past three years.

In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding the Board members’ responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust also reviewed these materials at meetings held on March 17, 2017 and May 24, 2017, during which SFIMC management responded to specific questions from the Independent Trustees and provided follow-up information. The Board also considered information it received throughout the year relating to the Funds. The Independent Trustees discussed all of this material extensively in separate meetings among themselves, with their independent legal counsel and with the other Board members, after which the Board considered the various factors described below, none of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the investment performance of each Fund over various time periods (i.e., calendar year-to-date, one-, three-, five- and 10-year periods) ending on March 31, 2017, as compared to the performance of one or more benchmark indexes, as well as compared to the returns of the Morningstar Category, which includes all open-end funds within that category as assigned by Morningstar, Inc., without any modifications. The Board considered each Fund’s quartile ranking within its Morningstar Category, with the first quartile equal to performance in the top 25% of all funds within that category and the fourth quartile equal to performance in the bottom 25% of all funds within that category.

The Board considered that the Growth Fund’s performance compared to its Morningstar Category over the five-year period was in the fourth quartile. However, the difference between the Growth Fund’s performance over the five-year period and third quartile performance of its Morningstar Category for the five-year period was only 0.23%. The Growth Fund’s performance over the one-, three- and ten-year periods was competitive with the performance median of its Morningstar Category. The Board further took into account SFIMC’s explanation that the Growth Fund generally is more likely to underperform its benchmark and Morningstar Category median in periods of strong market performance or periods in which increased risk is rewarded. Conversely, SFIMC explained to the Board that the Growth Fund is more likely to outperform its benchmark and Morningstar Category during flat and down markets. The Board noted SFIMC’s belief that over long-term market cycles, this investment approach generally has provided competitive investment performance with a lower-risk profile for the Growth Fund.

The Board considered the performance of the Balanced Fund compared to its Morningstar Category, noting that it had ranked in the top quartile of its Morningstar Category for the three-year period and in the second quartile for the five- and ten-year periods. The Board considered SFIMC’s explanation that the equity securities held by the Balanced Fund had risk and performance characteristics similar to those of the equity securities held by the Growth Fund. Therefore, SFIMC’s explanation of the relative performance of the Growth Fund helped the Board to understand the Balanced Fund’s relative performance.

The Board also considered the performance of the Interim and Municipal Bond Funds compared to each Fund’s Morningstar Category. It noted that the Interim Fund had ranked in the top quartile of its Morningstar Category for the three- and five-year periods, and it also noted the outperformance of the Municipal Bond Fund, which had ranked in the top quartile for the one- and 10-year periods and in the second quartile for the three- and five-year periods compared to that Fund’s Morningstar Category. The Board then considered SFIMC’s assertion that the Funds are managed with a low-risk profile and that they have provided long-term consistent returns.

After extensive discussion of this and other performance information related to the Funds, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to the fee structures and expense ratios of a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures as compiled by Strategic Insight. The Board evaluated the relative rankings of each Fund’s net total, net management and net operating expenses within that group of peer funds. The Board also took note that SFIMC did not manage any institutional clients, and that it only manages the Funds and the assets of other State Farm-sponsored mutual funds. In connection with examining the fee structure and expense ratio of each Fund, the Board considered the amount of profits earned (or losses incurred) by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit (or loss) was calculated.

The Board considered SFIMC’s view that the Funds’ expenses are extremely competitive and among the lowest of their peers. In reviewing the Strategic Insight Report, the Board considered that each Fund ranked in the top quarter of its expense group, and that its net total expense, net management fee and net operating expense each were lower than the expense group median. After extensive discussion, the Board concluded that each Fund’s expense structure and overall fees were acceptable.

Economies of Scale

When reviewing the Funds’ fees, the Board also discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. The Board considered that the Advisory Agreement includes breakpoints for each Fund, which can lead to economies of scale for Fund shareholders as assets increase.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the general reputation, financial resources, and business activities of SFIMC, as well as the make-up, education and experience of the SFIMC investment management teams responsible for managing the Funds, and concluded that these teams have a satisfactory, long-term track record in managing the Funds. The Board also considered the compliance environment of the Funds, and SFIMC’s management of that environment, including the view of the Associates’ Funds Trust’s Chief Compliance Officer that the compliance policies and procedures of SFIMC were reasonably designed to monitor, detect and prevent violations of the federal securities laws. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to capably continue to manage the Funds, and that given the past experience, SFIMC should be able to continue to provide satisfactory services to Associates’ Funds Trust.

Fallout Benefits

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that, in exchange for providing transfer agency services, SFIMC receives proceeds from the account fee imposed on shareholders of Associates’ Funds Trust. Management also explained that State Farm VP Management Corp. receives no fees from Associates’ Funds Trust for providing distribution services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

Conclusion

Based on the Trustees’ extensive deliberations on the above factors and their evaluation of all of the information provided by SFIMC, Morningstar and Strategic Insight, the Board, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2018.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2017

	Shares	Value
Common Stocks (98.96%)
Agriculture, Foods, & Beverage (10.35%)
Archer-Daniels-Midland Co.	3,477,500	$138,682,700
Coca-Cola Co., The	2,054,600	94,039,042
Kellogg Co.	930,000	61,528,800
McCormick & Company Inc.	428,600	43,794,348
Nestle SA ADR	1,175,800	100,425,078
PepsiCo Inc.	641,400	74,735,928

		513,205,896

Banks (5.36%)
M&T Bank Corp.	213,400	36,053,930
Northern Trust Corp.	422,700	41,331,606
U.S. Bancorp	710,821	39,201,778
Wells Fargo & Co.	2,643,100	149,255,857

		265,843,171

Building Materials & Construction (2.63%)
Vulcan Materials Co.	1,039,200	130,575,480

Chemicals (5.53%)
Air Products & Chemicals Inc.	830,000	135,323,200
Croda International PLC	24,910	1,439,713
DowDuPont Inc.	293,834	21,144,295
International Flavors & Fragrances Inc.	525,000	81,606,000
Novozymes A/S B Shares	344,484	18,648,244
Versum Materials Inc.	415,000	15,936,000

		274,097,452

Computer Software & Services (5.05%)
Alphabet Inc. Class A (a)	112,635	116,709,008
Alphabet Inc. Class C (a)	5,916	6,042,662
Automatic Data Processing Inc.	109,900	12,579,154
CDK Global Inc.	36,633	2,530,974
Facebook Inc. Class A (a)	82,675	14,648,357
Microsoft Corp.	765,955	64,470,432
SAP SE	83,800	9,442,653
Texas Instruments Inc.	245,807	23,914,563

		250,337,803

Computers (6.26%)
Apple Inc.	1,287,217	221,208,241
International Business Machines Corp.	580,000	89,302,600

		310,510,841

Consumer & Marketing (6.50%)
AptarGroup Inc.	677,405	59,889,376
Colgate-Palmolive Co.	872,600	63,219,870
Procter & Gamble Co., The	1,765,155	158,846,298
Reckitt Benckiser Group PLC	163,469	14,341,076
Unilever NV New York Shares	451,152	26,049,516

		322,346,136

Electronic/Electrical Manufacturing (2.33%)
Emerson Electric Co.	729,400	47,279,708

	Shares	Value
Common Stocks (Cont.)
Electronic/Electrical Manufacturing (Cont.)
General Electric Co.	3,744,419	$68,485,424

		115,765,132

Financial Services (0.95%)
Berkshire Hathaway Inc. Class A (a)	162	47,223,000
Berkshire Hathaway Inc. Class B (a)	143	27,600

		47,250,600

Health Care (16.69%)
Abbott Laboratories	847,500	47,773,575
AbbVie Inc.	847,500	82,139,700
Agilent Technologies Inc.	548,071	37,948,436
Amgen Inc.	190,085	33,390,331
Celgene Corp. (a)	61,800	6,231,294
Eli Lilly and Co.	997,000	84,386,080
Johnson & Johnson	2,481,600	345,761,328
Merck & Co. Inc.	296,750	16,401,373
Novo Nordisk A/S Sponsored ADR	357,416	18,503,426
Pfizer Inc.	2,239,031	81,187,264
Roche Holding AG Sponsored ADR	732,281	23,125,434
Zoetis Inc.	705,696	51,014,764

		827,863,005

Machinery & Manufacturing (11.50%)
3M Co.	564,000	137,130,960
ASML Holding NV NY Reg. Shares	364,933	64,053,040
Caterpillar Inc.	1,162,621	164,103,954
Deere & Co.	42,900	6,428,994
Donaldson Company Inc.	765,513	38,199,099
HNI Corp.	1,439,200	50,372,000
Illinois Tool Works Inc.	652,500	110,435,625

		570,723,672

Media & Broadcasting (5.77%)
Walt Disney Co., The	2,728,640	286,016,045

Mining & Metals (2.34%)
BHP Billiton PLC	941,859	17,134,742
Nucor Corp.	531,200	30,544,000
Rio Tinto PLC	476,280	22,557,235
Rio Tinto PLC ADR	907,200	43,454,880
South32 Ltd.	941,859	2,274,016

		115,964,873

Oil & Gas (10.11%)
Chevron Corp.	1,060,000	126,129,400
Devon Energy Corp.	212,204	8,176,220
Dril-Quip Inc. (a)	16,100	771,995
Enbridge Inc.	393,550	14,840,770
Exxon Mobil Corp.	2,615,200	217,820,008
Imperial Oil Ltd.	25,300	782,529
Noble Energy Inc.	89,300	2,348,590
Royal Dutch Shell PLC ADR Class A	456,900	29,296,428

24	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Royal Dutch Shell PLC Class B	2,037,807	$65,835,127
Schlumberger Ltd.	564,642	35,487,750

		501,488,817

Retailers (2.62%)
Wal-Mart Stores Inc.	1,339,100	130,200,693

Telecom & Telecom Equipment (3.05%)
AT&T Inc.	2,140,534	77,872,627
Corning Inc.	1,284,600	41,608,194
Verizon Communications Inc.	624,900	31,801,161

		151,281,982

Transportation (1.37%)
GATX Corp.	190,700	12,042,705
Union Pacific Corp.	442,075	55,922,488

		67,965,193

Utilities & Energy (0.55%)
Duke Energy Corp.	306,966	27,375,228

Total Common Stocks
(cost $1,644,099,690)		4,908,812,019

Short-term Investments (0.69%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 0.96% (b)	34,201,156	34,201,156

Total Short-term Investments
(cost $34,201,156)		34,201,156

TOTAL INVESTMENTS (99.65%)
(cost $1,678,300,846)		4,943,013,175
OTHER ASSETS, NET OF LIABILITIES (0.35%)		17,476,725

NET ASSETS (100.00%)		$4,960,489,900

(a)	Non-income producing security.

(b)	Rate shown is the 7-day yield as of November 30, 2017.

ADR – American Depositary Receipt

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2017

	Shares	Value
Common Stocks (64.46%)
Agriculture, Foods, & Beverage (6.06%)
Archer-Daniels-Midland Co.	940,561	$37,509,573
Campbell Soup Co.	26,000	1,281,800
Coca-Cola Co., The	410,000	18,765,700
Kellogg Co.	310,000	20,509,600
Nestle SA ADR	319,174	27,260,651
PepsiCo Inc.	110,100	12,828,852

		118,156,176

Banks (3.81%)
M&T Bank Corp.	58,300	9,849,783
Northern Trust Corp.	104,700	10,237,566
U.S. Bancorp	218,145	12,030,697
Wells Fargo & Co.	747,600	42,216,972

		74,335,018

Building Materials & Construction (1.03%)
Vulcan Materials Co.	160,200	20,129,130

Chemicals (4.33%)
Air Products & Chemicals Inc.	230,000	37,499,200
DowDuPont Inc.	238,358	17,152,242
International Flavors & Fragrances Inc.	120,000	18,652,800
Novozymes A/S B Shares	124,350	6,731,544
Versum Materials Inc.	115,000	4,416,000

		84,451,786

Computer Software & Services (4.59%)
Alphabet Inc. Class A (a)	36,687	38,013,969
Alphabet Inc. Class C (a)	3,559	3,635,198
Automatic Data Processing Inc.	47,400	5,425,404
CDK Global Inc.	15,800	1,091,622
Facebook Inc. Class A (a)	49,575	8,783,699
Microsoft Corp.	147,298	12,398,073
SAP SE	52,800	5,949,548
Texas Instruments Inc.	147,484	14,348,718

		89,646,231

Computers (4.00%)
Apple Inc.	318,176	54,678,546
International Business Machines Corp.	152,100	23,418,837

		78,097,383

Consumer & Marketing (4.22%)
AptarGroup Inc.	134,100	11,855,781
Colgate-Palmolive Co.	80,000	5,796,000
Procter & Gamble Co., The	477,700	42,988,223
Reckitt Benckiser Group PLC	65,387	5,736,378
Unilever NV New York Shares	276,106	15,942,360

		82,318,742

Electronic/Electrical Manufacturing (1.07%)
Emerson Electric Co.	98,600	6,391,252
General Electric Co.	796,300	14,564,327

		20,955,579

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.51%)
Berkshire Hathaway Inc. Class A (a)	34	$9,911,000
Berkshire Hathaway Inc. Class B (a)	533	102,874

		10,013,874

Health Care (9.22%)
Abbott Laboratories	146,675	8,268,070
AbbVie Inc.	92,000	8,916,640
Agilent Technologies Inc.	143,787	9,955,812
Amgen Inc.	70,750	12,427,945
Eli Lilly and Co.	212,000	17,943,680
Johnson & Johnson	417,700	58,198,141
Medtronic PLC	21,600	1,774,008
Merck & Co. Inc.	103,200	5,703,864
Novo Nordisk A/S Sponsored ADR	153,404	7,941,725
Pfizer Inc.	728,140	26,402,356
Roche Holding AG Sponsored ADR	179,815	5,678,558
Zoetis Inc.	229,495	16,590,194

		179,800,993

Machinery & Manufacturing (6.88%)
3M Co.	124,600	30,295,244
ASML Holding NV NY Reg. Shares	82,440	14,469,869
Caterpillar Inc.	262,400	37,037,760
Deere & Co.	72,202	10,820,192
Donaldson Company Inc.	279,017	13,922,948
HNI Corp.	160,000	5,600,000
Illinois Tool Works Inc.	130,600	22,104,050

		134,250,063

Media & Broadcasting (5.74%)
Lee Enterprises Inc. (a)	84,000	197,400
Walt Disney Co., The	1,065,995	111,737,596

		111,934,996

Mining & Metals (2.61%)
BHP Billiton PLC	169,900	3,090,901
Newmont Mining Corp.	29,200	1,080,108
Nucor Corp.	436,800	25,116,000
Rio Tinto PLC	153,825	7,285,350
Rio Tinto PLC ADR	293,000	14,034,700
South32 Ltd.	169,900	410,205

		51,017,264

Oil & Gas (5.93%)
Chevron Corp.	288,000	34,269,120
Devon Energy Corp.	76,170	2,934,830
Enbridge Inc.	78,375	2,955,521
Exxon Mobil Corp.	512,400	42,677,796
Noble Energy Inc.	39,800	1,046,740
Royal Dutch Shell PLC ADR Class A	216,400	13,875,568
Royal Dutch Shell PLC Class B	163,579	5,284,722
Schlumberger Ltd.	201,727	12,678,542

		115,722,839

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Shares	Value
Common Stocks (Cont.)
Retailers (1.38%)
Wal-Mart Stores Inc.	276,700	$26,903,541

Telecom & Telecom Equipment (1.91%)
AT&T Inc.	533,359	19,403,600
Corning Inc.	372,300	12,058,797
Verizon Communications Inc.	112,490	5,724,616

		37,187,013

Transportation (0.84%)
GATX Corp.	68,200	4,306,830
Union Pacific Corp.	95,035	12,021,928

		16,328,758

Utilities & Energy (0.33%)
Duke Energy Corp.	72,333	6,450,657

Total Common Stocks
(cost $440,924,824)		1,257,700,043

	Principal amount	Value
Corporate Bonds (20.74%)
Aerospace/Defense (0.85%)
Precision Castparts Corp. 2.250%, 06/15/2020	$1,000,000	$1,004,471
Rolls-Royce PLC (b) 2.375%, 10/14/2020	1,000,000	994,525
Lockheed Martin Corp. 3.350%, 09/15/2021	1,000,000	1,030,612
United Technologies Corp. 3.100%, 06/01/2022	1,000,000	1,020,665
Boeing Co. 2.850%, 10/30/2024	1,000,000	1,007,947
General Dynamics Corp. 2.375%, 11/15/2024	500,000	487,303
Raytheon Co. 3.150%, 12/15/2024	1,000,000	1,019,890
Northrop Grumman Corp. 2.930%, 01/15/2025	1,000,000	994,850
Lockheed Martin Corp. 2.900%, 03/01/2025	1,000,000	993,744
Precision Castparts Corp. 3.250%, 06/15/2025	1,000,000	1,022,284
Rolls-Royce PLC (b) 3.625%, 10/14/2025	1,000,000	1,024,590
Lockheed Martin Corp. 3.550%, 01/15/2026	1,000,000	1,034,941
Boeing Co. 2.250%, 06/15/2026	500,000	477,034
General Dynamics Corp. 2.125%, 08/15/2026	500,000	466,818
United Technologies Corp. 2.650%, 11/01/2026	500,000	478,908
Airbus SE (b) 3.150%, 04/10/2027	1,000,000	1,002,695

	Principal amount	Value
Corporate Bonds (Cont.)
Aerospace/Defense (Cont.)
United Technologies Corp. 3.125%, 05/04/2027	$1,000,000	$997,397
General Dynamics Corp. 2.625%, 11/15/2027	500,000	481,839
Northrop Grumman Corp. 3.250%, 01/15/2028	1,000,000	1,000,263

		16,540,776

Agriculture, Foods, & Beverage (1.55%)
Sysco Corp. 5.250%, 02/12/2018	1,000,000	1,006,066
PepsiCo Inc. 5.000%, 06/01/2018	1,000,000	1,016,717
Coca-Cola Co., The 2.450%, 11/01/2020	1,000,000	1,008,924
Kellogg Co. 4.000%, 12/15/2020	2,000,000	2,094,298
JM Smucker Co. 3.000%, 03/15/2022	1,000,000	1,009,470
Kellogg Co. 3.125%, 05/17/2022	1,000,000	1,020,333
Sysco Corp. 2.600%, 06/12/2022	1,000,000	997,119
Campbell Soup Co. 2.500%, 08/02/2022	1,000,000	990,764
Kellogg Co. 2.750%, 03/01/2023	1,000,000	988,897
PepsiCo Inc. 2.750%, 03/01/2023	1,000,000	1,009,820
Coca-Cola Co., The 2.500%, 04/01/2023	1,362,000	1,358,956
Hershey Co. 2.625%, 05/01/2023	1,300,000	1,300,540
Mondelez International Inc. 4.000%, 02/01/2024	1,000,000	1,060,871
General Mills Inc. 3.650%, 02/15/2024	1,000,000	1,049,609
PepsiCo Inc. 3.600%, 03/01/2024	1,000,000	1,050,046
JM Smucker Co. 3.500%, 03/15/2025	1,000,000	1,018,188
PepsiCo Inc. 3.500%, 07/17/2025	1,000,000	1,036,092
Hershey Co. 3.200%, 08/21/2025	1,000,000	1,010,123
Coca-Cola Co., The 2.875%, 10/27/2025	1,000,000	1,001,026
PepsiCo Inc. 2.850%, 02/24/2026	1,000,000	991,210
Coca-Cola Co., The 2.550%, 06/01/2026	500,000	487,597
Sysco Corp. 3.300%, 07/15/2026	1,000,000	1,004,384
Hershey Co. 2.300%, 08/15/2026	1,000,000	935,884

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Coca-Cola Co., The 2.250%, 09/01/2026	$1,000,000	$946,221
Danone SA (b) 2.947%, 11/02/2026	1,000,000	966,178
General Mills Inc. 3.200%, 02/10/2027	1,000,000	995,109
Coca-Cola Co., The 2.900%, 05/25/2027	500,000	497,284
Sysco Corp. 3.250%, 07/15/2027	500,000	497,147
PepsiCo Inc. 3.000%, 10/15/2027	1,000,000	991,900
Kellogg Co. 3.400%, 11/15/2027	1,000,000	992,415

		30,333,188

Automotive (0.59%)
American Honda Finance Corp. 2.125%, 10/10/2018	500,000	501,404
Toyota Motor Credit Corp. 2.000%, 10/24/2018	1,000,000	1,001,342
2.100%, 01/17/2019	500,000	500,792
Daimler Finance NA LLC (b) 2.250%, 03/02/2020	500,000	498,294
American Honda Finance Corp. 2.450%, 09/24/2020	1,000,000	1,004,172
BMW US Capital LLC (b) 2.000%, 04/11/2021	1,000,000	985,778
Daimler Finance NA LLC (b) 2.000%, 07/06/2021	1,000,000	979,096
American Honda Finance Corp. 1.650%, 07/12/2021	500,000	487,542
Toyota Motor Credit Corp. 3.300%, 01/12/2022	1,000,000	1,032,205
2.625%, 01/10/2023	1,000,000	1,000,539
2.900%, 04/17/2024	1,000,000	1,009,153
BMW US Capital LLC (b) 2.800%, 04/11/2026	500,000	487,985
American Honda Finance Corp. 2.300%, 09/09/2026	1,000,000	943,645
BMW US Capital LLC (b) 3.300%, 04/06/2027	1,000,000	1,011,564

		11,443,511

Banks (1.05%)
Wells Fargo & Co. 5.625%, 12/11/2017	500,000	500,402
Bank of New York Mellon Corp. 2.100%, 08/01/2018	1,000,000	1,002,180
U.S. Bancorp 1.950%, 11/15/2018	1,000,000	1,001,547
Wells Fargo & Co. 2.150%, 01/15/2019	500,000	500,373
Bank of New York Mellon Corp. 2.200%, 03/04/2019	1,000,000	1,001,869

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
State Street Corp. 2.550%, 08/18/2020	$1,000,000	$1,009,970
PNC Bank NA 2.450%, 11/05/2020	500,000	501,612
Wells Fargo & Co. 3.000%, 01/22/2021	1,000,000	1,016,007
Toronto-Dominion Bank 2.125%, 04/07/2021	1,000,000	990,078
PNC Bank NA 2.150%, 04/29/2021	1,000,000	990,967
U.S. Bancorp 3.000%, 03/15/2022	1,000,000	1,023,029
3.700%, 01/30/2024	500,000	525,315
Bank of New York Mellon Corp. 3.650%, 02/04/2024	1,000,000	1,048,349
State Street Corp. 3.300%, 12/16/2024	1,000,000	1,032,158
PNC Bank NA 3.250%, 06/01/2025	500,000	505,689
State Street Corp. 3.550%, 08/18/2025	500,000	518,795
Wells Fargo & Co. 3.000%, 04/22/2026	1,000,000	975,216
Bank of New York Mellon Corp. 2.800%, 05/04/2026	500,000	487,761
State Street Corp. 2.650%, 05/19/2026	1,000,000	973,076
U.S. Bancorp 2.375%, 07/22/2026	1,000,000	944,332
Bank of New York Mellon Corp. 2.450%, 08/17/2026	500,000	472,895
Wells Fargo & Co. 3.000%, 10/23/2026	1,500,000	1,465,584
U.S. Bancorp 3.150%, 04/27/2027	1,000,000	996,919
PNC Bank NA 3.100%, 10/25/2027	1,000,000	989,928

		20,474,051

Chemicals (0.52%)
Monsanto Co. 1.850%, 11/15/2018	500,000	498,991
Praxair Inc. 2.450%, 02/15/2022	2,000,000	2,000,988
Monsanto Co. 2.200%, 07/15/2022	1,300,000	1,260,046
E.I. du Pont de Nemours and Co. 2.800%, 02/15/2023	1,000,000	1,003,451
Praxair Inc. 2.700%, 02/21/2023	1,000,000	1,004,758
Monsanto Co. 2.850%, 04/15/2025	1,000,000	971,584
Praxair Inc. 3.200%, 01/30/2026	1,000,000	1,023,320
Air Liquide Finance (b) 2.500%, 09/27/2026	1,000,000	954,155

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
Ecolab Inc. 2.700%, 11/01/2026	$1,000,000	$958,089
Ecolab Inc. (b) 3.250%, 12/01/2027	500,000	497,578

		10,172,960

Commercial Service/Supply (0.10%)
Cintas Corp. No. 2 3.250%, 06/01/2022	2,000,000	2,040,802

Computer Software & Services (1.08%)
Oracle Corp. 2.375%, 01/15/2019	1,000,000	1,005,858
Automatic Data Processing Inc. 2.250%, 09/15/2020	500,000	501,187
Microsoft Corp. 4.000%, 02/08/2021	2,000,000	2,107,326
2.125%, 11/15/2022	2,000,000	1,973,608
Intel Corp. 2.700%, 12/15/2022	2,000,000	2,012,454
Microsoft Corp. 2.375%, 05/01/2023	1,000,000	991,062
Texas Instruments Inc. 2.250%, 05/01/2023	3,000,000	2,944,650
Alphabet Inc. 3.375%, 02/25/2024	1,000,000	1,044,454
Intel Corp. 3.700%, 07/29/2025	1,000,000	1,052,499
Automatic Data Processing Inc. 3.375%, 09/15/2025	1,000,000	1,032,695
Intel Corp. 2.600%, 05/19/2026	1,000,000	975,493
Oracle Corp. 2.650%, 07/15/2026	1,000,000	969,738
Microsoft Corp. 2.400%, 08/08/2026	1,000,000	963,421
Alphabet Inc. 1.998%, 08/15/2026	1,000,000	941,520
QUALCOMM Inc. 3.250%, 05/20/2027	1,000,000	961,588
Texas Instruments Inc. 2.900%, 11/03/2027	500,000	495,139
Oracle Corp. 3.250%, 11/15/2027	1,000,000	1,011,827

		20,984,519

Computers (0.25%)
International Business Machines Corp.
1.875%, 05/15/2019	3,000,000	2,997,366
1.625%, 05/15/2020	2,000,000	1,975,206

		4,972,572

Consumer & Marketing (1.07%)
Unilever Capital Corp. 2.200%, 03/06/2019	1,000,000	1,002,886

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Kimberly-Clark Corp. 1.900%, 05/22/2019	$500,000	$499,405
Unilever Capital Corp. 4.250%, 02/10/2021	2,000,000	2,115,770
Estee Lauder Companies Inc., The 1.700%, 05/10/2021	500,000	490,123
Procter & Gamble Co., The 2.300%, 02/06/2022	1,000,000	999,264
Colgate-Palmolive Co. 2.300%, 05/03/2022	2,000,000	1,989,026
2.100%, 05/01/2023	2,000,000	1,953,136
NIKE Inc. 2.250%, 05/01/2023	1,500,000	1,492,143
Kimberly-Clark Corp. 2.400%, 06/01/2023	1,000,000	994,119
Procter & Gamble Co., The 3.100%, 08/15/2023	2,000,000	2,060,894
Reckitt Benckiser Treasury Services
PLC (b) 2.750%, 06/26/2024	500,000	489,023
Unilever Capital Corp. 3.100%, 07/30/2025	1,000,000	1,010,573
Kimberly-Clark Corp. 3.050%, 08/15/2025	1,000,000	1,008,555
Procter & Gamble Co., The 2.700%, 02/02/2026	500,000	493,789
Kimberly-Clark Corp. 2.750%, 02/15/2026	1,000,000	982,295
Unilever Capital Corp. 2.000%, 07/28/2026	500,000	460,459
NIKE Inc. 2.375%, 11/01/2026	1,000,000	950,177
Unilever Capital Corp. 2.900%, 05/05/2027	500,000	492,449
Reckitt Benckiser Treasury Services
PLC (b) 3.000%, 06/26/2027	1,000,000	977,236
Clorox Co. 3.100%, 10/01/2027	500,000	495,101

		20,956,423

Electronic/Electrical Manufacturing (0.67%)
Emerson Electric Co. 5.250%, 10/15/2018	500,000	514,649
Johnson Controls International PLC 4.250%, 03/01/2021	2,000,000	2,102,786
Emerson Electric Co. 2.625%, 12/01/2021	1,000,000	1,009,474
Siemens Financieringsmaatschappij NV (b) 2.900%, 05/27/2022	500,000	506,129
General Electric Co. 2.700%, 10/09/2022	1,000,000	1,001,071
Emerson Electric Co. 2.625%, 02/15/2023	1,000,000	997,375

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Electronic/Electrical Manufacturing (Cont.)
Honeywell International Inc. 3.350%, 12/01/2023	$1,000,000	$1,039,228
General Electric Co. 3.375%, 03/11/2024	1,000,000	1,029,016
Siemens Financieringsmaatschappij NV (b) 3.250%, 05/27/2025	1,000,000	1,015,789
Emerson Electric Co. 3.150%, 06/01/2025	1,000,000	1,008,108
Siemens Financieringsmaatschappij NV (b) 2.350%, 10/15/2026	1,000,000	940,419
Honeywell International Inc. 2.500%, 11/01/2026	2,000,000	1,915,378

		13,079,422

Financial Services (0.50%)
General Electric Capital Corp. 5.625%, 05/01/2018	500,000	507,877
Mastercard Inc. 2.000%, 11/21/2021	500,000	493,682
JPMorgan Chase & Co. 4.500%, 01/24/2022	1,000,000	1,068,701
General Electric Capital Corp. 3.150%, 09/07/2022	287,000	292,841
Visa Inc. 2.800%, 12/14/2022	1,000,000	1,011,122
JPMorgan Chase & Co. 3.200%, 01/25/2023	1,000,000	1,017,718
3.625%, 05/13/2024	500,000	518,165
3.125%, 01/23/2025	1,000,000	1,002,172
GE Capital International Funding Co. 3.373%, 11/15/2025	747,000	758,756
Visa Inc. 3.150%, 12/14/2025	1,000,000	1,019,473
JPMorgan Chase & Co. 3.300%, 04/01/2026	1,000,000	1,002,380
Mastercard Inc. 2.950%, 11/21/2026	1,000,000	996,302

		9,689,189

Health Care (2.17%)
GlaxoSmithKline Capital Inc. 5.650%, 05/15/2018	1,000,000	1,017,617
Eli Lilly and Co. 1.950%, 03/15/2019	1,000,000	1,000,349
Pfizer Inc. 2.100%, 05/15/2019	1,000,000	1,002,470
Amgen Inc. 2.200%, 05/22/2019	1,000,000	1,001,106
AstraZeneca PLC 1.950%, 09/18/2019	500,000	497,658
Becton Dickinson & Co. 3.125%, 11/08/2021	1,000,000	1,006,914
Abbott Laboratories 2.550%, 03/15/2022	1,000,000	987,723

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Medtronic Inc. 3.125%, 03/15/2022	$2,000,000	$2,046,000
EMD Finance LLC (b) 2.950%, 03/19/2022	1,000,000	1,007,526
Bristol-Myers Squibb Co. 2.000%, 08/01/2022	1,500,000	1,469,330
Merck & Co. Inc. 2.400%, 09/15/2022	1,000,000	995,196
Novartis Capital Corp. 2.400%, 09/21/2022	2,000,000	1,989,380
Thermo Fisher Scientific Inc. 3.150%, 01/15/2023	1,000,000	1,013,406
GlaxoSmithKline Capital Inc. 2.800%, 03/18/2023	1,000,000	1,011,399
Merck & Co. Inc. 2.800%, 05/18/2023	3,000,000	3,026,118
Pfizer Inc. 3.000%, 06/15/2023	1,000,000	1,018,690
Johnson & Johnson 3.375%, 12/05/2023	1,500,000	1,571,820
Medtronic Inc. 3.625%, 03/15/2024	1,000,000	1,045,826
Novartis Capital Corp. 3.400%, 05/06/2024	1,500,000	1,559,215
Pfizer Inc. 3.400%, 05/15/2024	1,000,000	1,039,634
Stryker Corp. 3.375%, 05/15/2024	1,000,000	1,027,584
Amgen Inc. 3.625%, 05/22/2024	1,000,000	1,038,099
Bayer U.S. Finance LLC (b) 3.375%, 10/08/2024	1,000,000	1,006,377
Abbott Laboratories 2.950%, 03/15/2025	1,000,000	974,608
EMD Finance LLC (b) 3.250%, 03/19/2025	1,000,000	1,005,281
Eli Lilly and Co. 2.750%, 06/01/2025	1,000,000	999,628
Roche Holdings Inc. (b) 3.000%, 11/10/2025	2,000,000	2,005,876
AstraZeneca PLC 3.375%, 11/16/2025	1,000,000	1,013,074
Novartis Capital Corp. 3.000%, 11/20/2025	1,000,000	1,007,239
Johnson & Johnson 2.450%, 03/01/2026	500,000	486,678
Stryker Corp. 3.500%, 03/15/2026	1,000,000	1,028,495
Roche Holdings Inc. (b) 2.625%, 05/15/2026	500,000	486,767
Pfizer Inc. 2.750%, 06/03/2026	1,000,000	982,413
Amgen Inc. 2.600%, 08/19/2026	1,000,000	947,603
Eli Lilly and Co. 3.100%, 05/15/2027	500,000	503,695

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
AstraZeneca PLC 3.125%, 06/12/2027	$500,000	$491,273
Amgen Inc. 3.200%, 11/02/2027	1,000,000	989,559
Johnson & Johnson 2.900%, 01/15/2028	1,000,000	999,228

		42,300,854

Machinery & Manufacturing (1.04%)
Dover Corp. 5.450%, 03/15/2018	1,000,000	1,009,428
Caterpillar Financial Services Corp. 5.450%, 04/15/2018	1,000,000	1,012,965
3M Co. 1.625%, 06/15/2019	2,000,000	1,991,886
Danaher Corp. 2.400%, 09/15/2020	500,000	502,710
John Deere Capital Corp. 2.800%, 03/04/2021	500,000	507,045
Caterpillar Inc. 3.900%, 05/27/2021	2,000,000	2,102,500
John Deere Capital Corp. 2.750%, 03/15/2022	500,000	505,954
Deere & Co. 2.600%, 06/08/2022	2,000,000	2,006,752
Covidien International 3.200%, 06/15/2022	2,000,000	2,046,844
3M Co. 2.000%, 06/26/2022	500,000	492,063
Caterpillar Financial Services Corp. 2.625%, 03/01/2023	1,000,000	998,708
Caterpillar Inc. 3.400%, 05/15/2024	1,000,000	1,039,474
John Deere Capital Corp. 3.350%, 06/12/2024	1,500,000	1,547,340
3M Co. 3.000%, 08/07/2025	2,000,000	2,020,610
Dover Corp. 3.150%, 11/15/2025	1,000,000	1,012,498
3M Co. 2.250%, 09/19/2026	500,000	473,724
Eaton Corp. 3.103%, 09/15/2027	1,000,000	980,564

		20,251,065

Media & Broadcasting (0.36%)
Walt Disney Co., The 1.850%, 05/30/2019	2,000,000	1,994,548
Comcast Corp. 3.125%, 07/15/2022	2,000,000	2,051,262
Reed Elsevier Capital 3.125%, 10/15/2022	1,000,000	1,003,397
Comcast Corp. 3.600%, 03/01/2024	1,000,000	1,041,122

	Principal amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (Cont.)
2.350%, 01/15/2027	$1,000,000	$935,663

		7,025,992

Mining & Metals (0.20%)
Alcoa Inc. 5.720%, 02/23/2019	838,000	868,667
BHP Billiton Finance USA Ltd. 3.250%, 11/21/2021	1,000,000	1,032,001
Alcoa Inc. 5.870%, 02/23/2022	756,000	818,446
Rio Tinto Finance USA PLC 2.875%, 08/21/2022	168,000	169,690
Rio Tinto Finance USA Ltd. 3.750%, 06/15/2025	1,000,000	1,049,597

		3,938,401

Oil & Gas (1.57%)
Shell International Finance 1.900%, 08/10/2018	1,000,000	1,001,101
Total Capital SA 2.125%, 08/10/2018	1,000,000	1,002,321
Chevron Corp. 4.950%, 03/03/2019	3,000,000	3,108,546
BP Capital Markets PLC 4.750%, 03/10/2019	3,000,000	3,100,011
Exxon Mobil Corp. 1.819%, 03/15/2019	1,000,000	999,250
Shell International Finance 4.300%, 09/22/2019	1,000,000	1,038,890
Total Capital International SA 2.750%, 06/19/2021	1,000,000	1,014,950
Exxon Mobil Corp. 2.397%, 03/06/2022	1,000,000	1,000,601
Trans-Canada Pipelines 2.500%, 08/01/2022	2,000,000	1,986,676
Shell International Finance 2.375%, 08/21/2022	1,000,000	993,339
Chevron Corp. 2.355%, 12/05/2022	1,000,000	990,419
Total Capital International SA 2.700%, 01/25/2023	1,000,000	1,004,858
Occidental Petroleum Corp. 2.700%, 02/15/2023	2,000,000	2,003,484
Chevron Corp. 3.191%, 06/24/2023	1,000,000	1,026,773
Total Capital Canada Ltd. 2.750%, 07/15/2023	500,000	504,549
Schlumberger Investment 3.650%, 12/01/2023	1,000,000	1,049,522
Exxon Mobil Corp. 3.176%, 03/15/2024	2,000,000	2,059,050
2.709%, 03/06/2025	1,000,000	996,441
Shell International Finance 3.250%, 05/11/2025	1,000,000	1,019,060

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Occidental Petroleum Corp. 3.500%, 06/15/2025	$500,000	$513,916
Chevron Corp. 3.326%, 11/17/2025	1,000,000	1,026,544
Trans-Canada Pipelines 4.875%, 01/15/2026	1,000,000	1,118,798
Exxon Mobil Corp. 3.043%, 03/01/2026	1,000,000	1,014,594
Shell International Finance 2.875%, 05/10/2026	1,000,000	985,330

		30,559,023

Retailers (1.42%)
Target Corp. 6.000%, 01/15/2018	500,000	502,452
Wal-Mart Stores Inc. 5.800%, 02/15/2018	1,000,000	1,008,025
McDonald’s Corp. 5.350%, 03/01/2018	1,000,000	1,008,902
Home Depot Inc. 2.250%, 09/10/2018	1,000,000	1,003,844
CVS Caremark Corp. 2.250%, 12/05/2018	1,000,000	1,001,649
Target Corp. 2.300%, 06/26/2019	1,000,000	1,005,023
Wal-Mart Stores Inc. 4.250%, 04/15/2021	1,000,000	1,064,704
McDonald’s Corp. 3.625%, 05/20/2021	2,000,000	2,076,308
TJX Companies Inc., The 2.750%, 06/15/2021	1,000,000	1,011,905
McDonald’s Corp. 2.625%, 01/15/2022	1,000,000	1,004,884
Lowe’s Companies Inc. 3.120%, 04/15/2022	1,000,000	1,026,132
Home Depot Inc. 2.625%, 06/01/2022	500,000	503,130
CVS Health Corp. 3.500%, 07/20/2022	1,000,000	1,018,504
Home Depot Inc. 2.700%, 04/01/2023	1,000,000	1,008,369
Wal-Mart Stores Inc. 2.550%, 04/11/2023	1,000,000	1,001,602
CVS Caremark Corp. 4.000%, 12/05/2023	1,000,000	1,041,406
Wal-Mart Stores Inc. 3.300%, 04/22/2024	500,000	520,917
Costco Wholesale Corp. 2.750%, 05/18/2024	1,000,000	999,251
McDonald’s Corp. 3.250%, 06/10/2024	1,000,000	1,025,945
Target Corp. 3.500%, 07/01/2024	1,000,000	1,036,168
Home Depot Inc. 3.350%, 09/15/2025	1,000,000	1,031,722

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Lowe’s Companies Inc. 3.375%, 09/15/2025	$1,000,000	$1,022,302
Home Depot Inc. 3.000%, 04/01/2026	1,000,000	998,895
Lowe’s Companies Inc. 2.500%, 04/15/2026	1,000,000	953,474
Target Corp. 2.500%, 04/15/2026	1,000,000	954,654
TJX Companies Inc., The 2.250%, 09/15/2026	1,000,000	931,395
Costco Wholesale Corp. 3.000%, 05/18/2027	1,000,000	995,691
Amazon.com Inc. (b) 3.150%, 08/22/2027	1,000,000	998,009

		27,755,262

Telecom & Telecom Equipment (0.85%)
AT&T Inc. 2.375%, 11/27/2018	1,000,000	1,003,546
2.300%, 03/11/2019	1,000,000	1,001,387
Verizon Communications Inc. 3.450%, 03/15/2021	1,000,000	1,029,703
Deutsche Telekom International Finance BV (b) 1.950%, 09/19/2021	1,000,000	971,881
AT&T Inc. 3.000%, 02/15/2022	3,000,000	3,008,982
Vodafone Group PLC 2.500%, 09/26/2022	1,000,000	991,584
Verizon Communications Inc. 2.450%, 11/01/2022	2,000,000	1,964,802
Vodafone Group PLC 2.950%, 02/19/2023	1,000,000	1,001,647
Cisco Systems Inc. 3.625%, 03/04/2024	1,000,000	1,054,780
Verizon Communications Inc. 4.150%, 03/15/2024	1,000,000	1,048,539
Cisco Systems Inc. 3.500%, 06/15/2025	500,000	521,932
2.950%, 02/28/2026	500,000	499,120
Verizon Communications Inc. 2.625%, 08/15/2026	1,000,000	935,706
Cisco Systems Inc. 2.500%, 09/20/2026	500,000	482,048
AT&T Inc. 3.900%, 08/14/2027	1,000,000	993,916

		16,509,573

Transportation (0.82%)
United Parcel Service Inc. 5.500%, 01/15/2018	1,000,000	1,004,264
Union Pacific Corp. 2.250%, 02/15/2019	1,000,000	1,002,002

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Transportation (Cont.)
Burlington Northern Santa Fe 3.050%, 09/01/2022	$500,000	$511,907
United Parcel Service Inc. 2.450%, 10/01/2022	1,000,000	999,973
Burlington Northern Santa Fe 3.000%, 03/15/2023	1,500,000	1,527,549
Union Pacific Corp. 2.750%, 04/15/2023	1,000,000	1,006,317
Norfolk Southern Corp. 3.850%, 01/15/2024	1,000,000	1,053,136
Burlington Northern Santa Fe 3.750%, 04/01/2024	1,000,000	1,054,605
Union Pacific Corp. 3.250%, 08/15/2025	500,000	512,257
Canadian National Railway Co. 2.750%, 03/01/2026	2,000,000	1,977,048
Union Pacific Corp. 2.750%, 03/01/2026	1,000,000	984,318
Norfolk Southern Corp. 2.900%, 06/15/2026	500,000	490,253
United Parcel Service Inc. 2.400%, 11/15/2026	500,000	475,196
Union Pacific Corp. 3.000%, 04/15/2027	1,000,000	1,000,300
Norfolk Southern Corp. 3.150%, 06/01/2027	500,000	496,363
United Parcel Service Inc. 3.050%, 11/15/2027	2,000,000	1,993,420

		16,088,908

Utilities & Energy (4.08%)
PECO Energy Co. 5.350%, 03/01/2018	1,000,000	1,009,463
Commonwealth Edison Co. 5.800%, 03/15/2018	500,000	505,743
Ameren Union Electric 6.000%, 04/01/2018	1,000,000	1,013,589
Consolidated Edison Co. of New York 5.850%, 04/01/2018	500,000	506,254
Duke Energy Carolinas 5.100%, 04/15/2018	1,000,000	1,011,582
Public Service Electric and Gas Co. 5.300%, 05/01/2018	500,000	507,358
2.300%, 09/15/2018	1,000,000	1,004,795
MidAmerican Energy Co. 2.400%, 03/15/2019	1,500,000	1,507,301
Public Service Electric and Gas Co. 1.800%, 06/01/2019	1,000,000	995,969
Kentucky Utilities Co. 3.250%, 11/01/2020	500,000	513,825
Southern California Edison Co. 3.875%, 06/01/2021	2,000,000	2,098,978
San Diego Gas & Electric Co. 3.000%, 08/15/2021	500,000	511,678
Southern California Edison Co. 2.400%, 02/01/2022	1,000,000	996,571

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Carolina Power & Light Co. 2.800%, 05/15/2022	$2,000,000	$2,023,960
Consumers Energy Co. 2.850%, 05/15/2022	1,000,000	1,012,241
Georgia Power Co. 2.850%, 05/15/2022	1,000,000	1,002,288
Detroit Edison Co. 2.650%, 06/15/2022	500,000	500,425
CenterPoint Energy Houston LLC 2.250%, 08/01/2022	1,000,000	984,935
Baltimore Gas & Electric Co. 2.800%, 08/15/2022	1,000,000	1,006,760
Northern States Power Co. 2.150%, 08/15/2022	500,000	492,225
Pacific Gas & Electric 2.450%, 08/15/2022	1,000,000	983,761
Ameren Illinois Co. 2.700%, 09/01/2022	1,000,000	1,004,495
PPL Electric Utilities 2.500%, 09/01/2022	1,000,000	991,668
PECO Energy Co. 2.375%, 09/15/2022	500,000	496,596
Public Service Company of Colorado 2.250%, 09/15/2022	1,000,000	986,951
Tampa Electric Co. 2.600%, 09/15/2022	500,000	499,440
NSTAR Electric Co. 2.375%, 10/15/2022	500,000	494,514
Public Service Company of Colorado 2.500%, 03/15/2023	1,000,000	995,318
Virginia Electric & Power Co. 2.750%, 03/15/2023	1,000,000	998,054
Northern States Power Co. 2.600%, 05/15/2023	1,000,000	1,000,509
Public Service Electric and Gas Co. 2.375%, 05/15/2023	2,000,000	1,968,474
Florida Power & Light Co. 2.750%, 06/01/2023	2,000,000	2,012,288
Pacificorp 2.950%, 06/01/2023	1,000,000	1,017,677
Pacific Gas & Electric 3.250%, 06/15/2023	1,000,000	1,008,015
Consumers Energy Co. 3.375%, 08/15/2023	1,000,000	1,033,638
Laclede Gas Co. 3.400%, 08/15/2023	1,000,000	1,021,585
Duke Energy Ohio Inc. 3.800%, 09/01/2023	1,000,000	1,054,023
San Diego Gas & Electric Co. 3.600%, 09/01/2023	2,000,000	2,088,608
Public Service Company of New Hampshire 3.500%, 11/01/2023	500,000	519,281
Delmarva Power & Light Co. 3.500%, 11/15/2023	1,000,000	1,034,099

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Alabama Power Co. 3.550%, 12/01/2023	$1,000,000	$1,039,166
Virginia Electric & Power Co. 3.450%, 02/15/2024	1,000,000	1,028,891
DTE Electric Co. 3.650%, 03/15/2024	2,000,000	2,091,768
Potomac Electric Power Co. 3.600%, 03/15/2024	1,000,000	1,044,312
Florida Power & Light Co. 3.250%, 06/01/2024	1,000,000	1,027,957
Interstate Power & Light Co. 3.250%, 12/01/2024	1,000,000	1,012,303
DTE Electric Co. 3.375%, 03/01/2025	1,000,000	1,023,662
Alabama Power Co. 2.800%, 04/01/2025	1,000,000	981,916
Arizona Public Service Co. 3.150%, 05/15/2025	500,000	502,982
Public Service Company of Colorado 2.900%, 05/15/2025	1,000,000	992,221
Wisconsin Electric Power 3.100%, 06/01/2025	1,000,000	1,002,779
Pacific Gas & Electric 3.500%, 06/15/2025	1,000,000	1,017,663
Southern California Gas Co. 3.200%, 06/15/2025	500,000	510,870
Duke Energy Progress LLC 3.250%, 08/15/2025	1,000,000	1,017,236
Interstate Power & Light Co. 3.400%, 08/15/2025	1,000,000	1,014,516
Kentucky Utilities Co. 3.300%, 10/01/2025	500,000	511,553
Louisville Gas & Electric Co. 3.300%, 10/01/2025	1,000,000	1,024,474
PECO Energy Co. 3.150%, 10/15/2025	1,000,000	1,006,421
NSTAR Electric Co. 3.250%, 11/15/2025	1,000,000	1,015,893
Florida Power & Light Co. 3.125%, 12/01/2025	1,000,000	1,016,366
Virginia Electric & Power Co. 3.150%, 01/15/2026	1,000,000	1,006,085
Brooklyn Union Gas Co. (b) 3.407%, 03/10/2026	1,000,000	1,020,406
Georgia Power Co. 3.250%, 04/01/2026	1,000,000	996,554
San Diego Gas & Electric Co. 2.500%, 05/15/2026	1,000,000	958,059
NSTAR Electric Co. 2.700%, 06/01/2026	1,000,000	962,414
Southern California Gas Co. 2.600%, 06/15/2026	1,000,000	968,481
Westar Energy Inc. 2.550%, 07/01/2026	1,000,000	962,823
KeySpan Gas East Corp. (b) 2.742%, 08/15/2026	1,000,000	969,751

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
CenterPoint Energy Houston Electric LLC 2.400%, 09/01/2026	$500,000 $	473,468
Public Service Electric and Gas Co. 2.250%, 09/15/2026	1,000,000	940,971
AEP Transmission Company LLC 3.100%, 12/01/2026	500,000	498,938
Consolidated Edison Co. of New York 2.900%, 12/01/2026	500,000	489,614
Duke Energy Carolinas 2.950%, 12/01/2026	1,000,000	993,144
NSTAR Electric Co. 3.200%, 05/15/2027	1,000,000	1,011,146
Appalachian Power Co. 3.300%, 06/01/2027	1,000,000	1,003,911
Rochester Gas & Electric Corp. (b) 3.100%, 06/01/2027	1,000,000	989,342
Atmos Energy Corp. 3.000%, 06/15/2027	500,000	498,021
Union Electric Co. 2.950%, 06/15/2027	1,000,000	990,712
Boston Gas Co. (b) 3.150%, 08/01/2027	500,000	496,568
Wisconsin Power & Light 3.050%, 10/15/2027	1,000,000	995,292
Consolidated Edison Co. of New York 3.125%, 11/15/2027	1,000,000	1,006,212
Pacific Gas & Electric (b) 3.300%, 12/01/2027	1,000,000	994,415

		79,524,210

Total Corporate Bonds
(cost $401,776,115)		404,640,701

Foreign Government Bonds (0.10%)
Province of Quebec 2.500%, 04/20/2026	1,000,000	981,669
Province of Ontario 2.500%, 04/27/2026	1,000,000	979,585

Total Foreign Government Bonds
(cost $1,994,282)		1,961,254

Government Agency Securities (c) (4.44%)
Agency Commercial Mortgage-Backed Securities (4.25%)
Federal Home Loan Mortgage Corp. Series K018, Class A2 2.789%, 01/25/2022	10,000,000	10,166,780
Series K029, Class A1 2.839%, 10/25/2022	6,647,507	6,742,812
Series KSMC, Class A2 2.615%, 01/25/2023	2,000,000	2,009,798
Series K722, Class A2 2.406%, 03/25/2023	1,000,000	996,144
Series K723, Class A2 2.454%, 08/25/2023	2,000,000	1,990,028
Series K724, Class A2 3.062%, 11/25/2023	500,000	512,870

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Commercial Mortgage-Backed Securities (Cont.)
Series K725, Class A2 3.002%, 01/25/2024	$3,000,000	$3,070,302
Series K726, Class A2 2.905%, 04/25/2024	1,500,000	1,523,718
Series K044, Class A2 2.811%, 01/25/2025	2,000,000	2,017,734
Series K049, Class A2 3.010%, 07/25/2025	2,000,000	2,036,536
Series K054, Class A2 2.745%, 01/25/2026	500,000	498,142
Series K055, Class A2 2.673%, 03/25/2026	2,000,000	1,979,572
Series K056, Class A2 2.525%, 05/25/2026	2,000,000	1,955,404
Series K057, Class A2 2.570%, 07/25/2026	2,000,000	1,959,554
Series K058, Class A2 2.653%, 08/25/2026	1,500,000	1,476,426
Series K059, Class A2 3.120%, 09/25/2026	1,500,000	1,528,702
Series K060, Class A2 3.300%, 10/25/2026	1,500,000	1,551,915
Series K061, Class A2 3.347%, 11/25/2026	2,000,000	2,073,426
Series K062, Class A2 3.413%, 12/25/2026	1,500,000	1,560,623
Series K063, Class A2 3.430%, 01/25/2027	2,000,000	2,083,458
Series K064, Class A2 3.224%, 03/25/2027	2,500,000	2,561,757
Series K065, Class A2 3.243%, 04/25/2027	2,000,000	2,052,368
Federal National Mortgage Association
Series 2012-M5, Class A2 2.715%, 02/25/2022	7,000,000	7,096,726
Series 2016-M12, Class AV2 2.308%, 10/25/2023	1,000,000	974,341
Series 2015-M11, Class A2 2.929%, 04/25/2025	2,000,000	2,007,126
Series 2015-M17, Class A2 3.038%, 11/25/2025	1,000,000	1,010,099
Series 2016-M6, Class A2 2.488%, 05/25/2026	1,000,000	970,829
Series 2016-M9, Class A2 2.292%, 06/25/2026	1,000,000	956,115
Series 2016-M11, Class A2 2.369%, 07/25/2026	2,000,000	1,920,610
Series 2016-M12, Class A2 2.530%, 09/25/2026	2,000,000	1,928,062
Series 2016-M7, Class A2 2.499%, 09/25/2026	1,000,000	974,790
Series 2016-M13, Class A2 2.560%, 09/25/2026	1,000,000	970,331
Series 2017-M1, Class A2 2.497%, 10/25/2026	2,500,000	2,417,745
Series 2017-M4, Class A2 2.684%, 12/25/2026	2,500,000	2,440,923

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Commercial Mortgage-Backed Securities (Cont.)
Series 2017-M3, Class A2 2.569%, 12/25/2026	$2,000,000	$1,942,174
Series 2017-M7, Class A2 2.961%, 02/25/2027	2,000,000	2,004,234
Series 2017-M2, Class A2 2.877%, 02/25/2027	1,000,000	993,456
Series 2017-M8, Class A2 3.061%, 05/25/2027	2,000,000	2,021,166

		82,976,796

Agency Notes & Bonds (0.19%)
Tennessee Valley Authority 1.750%, 10/15/2018	1,500,000	1,500,462
3.875%, 02/15/2021	2,000,000	2,112,524

		3,612,986

Total Government Agency Securities
(cost $86,977,852)		86,589,782

U.S. Treasury Obligations (8.86%)
U.S. Treasury Notes 3.500%, 02/15/2018	15,000,000	15,067,875
3.750%, 11/15/2018	10,000,000	10,193,360
3.125%, 05/15/2019	10,000,000	10,198,440
3.625%, 08/15/2019	10,000,000	10,310,160
3.375%, 11/15/2019	10,000,000	10,303,910
3.625%, 02/15/2020	10,000,000	10,389,450
3.500%, 05/15/2020	20,000,000	20,785,160
1.375%, 10/31/2020	5,000,000	4,924,025
3.625%, 02/15/2021	10,000,000	10,519,530
2.000%, 02/28/2021	5,000,000	5,005,860
2.000%, 11/15/2021	25,000,000	24,966,800
2.500%, 08/15/2023	10,000,000	10,151,170
2.750%, 11/15/2023	10,000,000	10,286,720
2.500%, 05/15/2024	5,000,000	5,062,695
2.000%, 02/15/2025	15,000,000	14,671,290

Total U.S. Treasury Obligations
(cost $170,245,727)		172,836,445

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Shares	Value
Short-term Investments (1.01%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 0.96% (d)	19,765,057	$19,765,057

Total Short-term Investments
(cost $ 19,765,057)		19,765,057

TOTAL INVESTMENTS (99.61%)
(cost $ 1,121,683,857)		1,943,493,282
OTHER ASSETS, NET OF LIABILITIES (0.39%)		7,579,941

NET ASSETS (100.00%)		$1,951,073,223

(a)	Non-income producing security.

(b)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, the value of these securities amounted to $25,283,233 or 1.30% of net assets.

(c)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(d)	Rate shown is the 7-day yield as of November 30, 2017.

ADR – American Depositary Receipt

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2017

	Principal amount	Value
U.S. Treasury Obligations (97.83%)
U.S. Treasury Notes
2.750%, 12/31/2017	$7,500,000	$7,509,570
2.625%, 01/31/2018	10,000,000	10,022,560
2.750%, 02/28/2018	5,000,000	5,017,655
2.875%, 03/31/2018	5,000,000	5,024,585
2.625%, 04/30/2018	8,000,000	8,039,064
2.375%, 05/31/2018	5,000,000	5,022,070
2.375%, 06/30/2018	10,000,000	10,050,000
2.250%, 07/31/2018	10,000,000	10,045,700
1.375%, 11/30/2018	10,000,000	9,969,530
1.375%, 12/31/2018	10,000,000	9,965,230
1.250%, 01/31/2019	10,000,000	9,946,480
1.375%, 02/28/2019	10,000,000	9,955,080
1.500%, 03/31/2019	10,000,000	9,968,360
1.125%, 05/31/2019	10,000,000	9,908,590
1.250%, 10/31/2019	15,000,000	14,848,830
1.375%, 01/31/2020	10,000,000	9,908,200
1.375%, 02/29/2020	5,000,000	4,949,220
1.375%, 03/31/2020	5,000,000	4,946,095
1.125%, 04/30/2020	5,000,000	4,914,065
1.500%, 05/31/2020	5,000,000	4,955,470
1.875%, 06/30/2020	10,000,000	10,001,950
1.625%, 07/31/2020	5,000,000	4,966,990
1.375%, 08/31/2020	5,000,000	4,932,030
2.125%, 01/31/2021	10,000,000	10,052,730
1.375%, 04/30/2021	10,000,000	9,796,480
2.000%, 05/31/2021	10,000,000	10,000,000
1.125%, 07/31/2021	5,000,000	4,842,190
2.000%, 08/31/2021	5,000,000	4,994,920
2.000%, 10/31/2021	7,500,000	7,485,645
1.875%, 11/30/2021	10,000,000	9,937,110
1.500%, 01/31/2022	10,000,000	9,769,530
1.750%, 02/28/2022	10,000,000	9,869,140
1.750%, 03/31/2022	10,000,000	9,859,770
1.750%, 04/30/2022	5,000,000	4,925,390
1.750%, 05/15/2022	10,000,000	9,856,250
1.625%, 08/15/2022	8,500,000	8,317,386
1.750%, 09/30/2022	5,000,000	4,909,570
1.875%, 10/31/2022	2,000,000	1,974,922
2.000%, 11/30/2022	2,500,000	2,482,812
2.000%, 02/15/2023	5,000,000	4,956,445
1.625%, 04/30/2023	5,000,000	4,855,080
1.625%, 05/31/2023	10,000,000	9,700,390
1.375%, 06/30/2023	5,000,000	4,781,055
1.250%, 07/31/2023	5,000,000	4,742,970
2.500%, 08/15/2023	5,000,000	5,075,585
1.375%, 09/30/2023	5,000,000	4,767,190
1.625%, 10/31/2023	5,000,000	4,832,225
2.125%, 11/30/2023	5,000,000	4,969,920

Total U.S. Treasury Obligations
(cost $356,641,482)		352,622,029

Shares		Value
Short-term Investments (1.88%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 0.96%(a)	6,766,137	$6,766,137

Total Short-term Investments
(cost $ 6,766,137)		6,766,137

TOTAL INVESTMENTS (99.71%)
(cost $ 363,407,619)		359,388,166
OTHER ASSETS, NET OF LIABILITIES (0.29%)		1,042,186

NET ASSETS (100.00%)		$360,430,352

(a)	Rate shown is the 7-day yield as of November 30, 2017.

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (98.09%)
Alabama (2.28%)
City of Phenix City, General Obligation Warrants, Series 2010-B	5.000%	02/01/2019	AA-	$1,030,000	$1,070,736
City of Athens, Alabama, General Obligation Warrants	4.000%	09/01/2019	AA-	1,145,000	1,190,983
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.000%	06/01/2024	A+	585,000	610,641
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.250%	06/01/2025	A+	600,000	631,596
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.500%	06/01/2026	A+	620,000	657,318
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2027	Aa2	525,000	546,955
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.250%	02/01/2027	NR	2,015,000	2,098,320
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.750%	06/01/2027	A+	645,000	688,247
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2028	Aa2	310,000	322,927
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.250%	02/01/2028	NR	1,190,000	1,239,207
City of Athens, Alabama, Water and Sewer Revenue Warrants, Series 2017	3.000%	05/01/2028	A2	980,000	997,728
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.000%	06/01/2028	A+	665,000	714,110
The Water and Wastewater Board of the City of Madison Water and Sewer Revenue Bonds, Series 2015	4.000%	12/01/2028	Aa2	2,165,000	2,353,203
City of Athens, Alabama, Water and Sewer Revenue Warrants, Series 2017	3.125%	05/01/2029	A2	1,010,000	1,026,082
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011 (Prerefunded to 02-15-2021 @ 100) (b)	5.000%	08/15/2029	A1	1,620,000	1,787,764

					15,935,817

Alaska (1.88%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2021	A+	1,955,000	2,036,426
Municipality of Anchorage, Alaska, 2007 General Obligation Refunding Bonds, Series B (Schools) (c)	4.500%	09/01/2022	AAA	1,000,000	1,002,460
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A (Prerefunded to 07-01-2019 @ 100) (b)	5.500%	07/01/2025	Aa2	1,190,000	1,262,078
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	3.250%	09/01/2028	AAA	1,095,000	1,131,223
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.250%	09/01/2028	AAA	1,050,000	1,084,734
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	3.500%	09/01/2029	AAA	1,390,000	1,448,491
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.500%	09/01/2029	AAA	1,090,000	1,135,867
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	3.500%	09/01/2030	AAA	1,440,000	1,481,530
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.500%	09/01/2030	AAA	1,125,000	1,157,445
Matanuska-Susitna Borough, Alaska, General Obligation Transportation System Bonds, 2014 Series A	5.000%	08/01/2031	AA+	1,225,000	1,405,810

					13,146,064

Arizona (4.55%)
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	4.000%	07/01/2019	A+	500,000	518,905
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2019	A1	4,180,000	4,394,768
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2020	Aa3	1,965,000	2,117,346
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified) (Economically Defeased to 07-01-2019 @ 100) (b)	5.000%	07/01/2021	A+	500,000	526,410
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2021	Aa2	1,000,000	1,040,650
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2022	Aa2	570,000	597,086
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2022	AA	500,000	567,840
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	3.000%	07/01/2022	AA	495,000	518,968
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2022	Aa3	1,000,000	1,133,330

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified) (Economically Defeased to 07-01-2019 @ 100) (b)	5.000%	07/01/2023	A+	$1,000,000	$1,052,820
Litchfield Elementary School District No. 79 of Maricopa County, Arizona, School Improvement Bonds, Project of 2009, Series A (2011)	5.000%	07/01/2023	Aa2	1,000,000	1,107,740
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2023	Aa2	930,000	965,907
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series B (2013)	3.000%	07/01/2023	Aa2	1,255,000	1,318,854
Pima County, Arizona, General Obligation Bonds, Series 2009A (Economically Defeased to 07-01-2019 @ 100) (b)	4.000%	07/01/2023	AA-	1,500,000	1,553,610
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2023	AA	1,060,000	1,200,832
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2023	AA-	1,705,000	1,861,826
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2008 Series A (Prerefunded to 01-01-2018 @ 100) (b)	5.000%	01/01/2024	AA	1,500,000	1,504,245
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified) (Economically Defeased to 07-01-2019 @ 100) (b)	5.000%	07/01/2024	A+	1,000,000	1,052,820
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2024	Aa2	1,165,000	1,273,310
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2026	A+	555,000	630,491
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2026	AA-	545,000	602,672
Kyrene Elementary School District No. 28 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series C (2015)	4.000%	07/01/2026	AA	765,000	849,303
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA-	2,000,000	2,149,520
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2027	A+	400,000	451,952
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2027	AA-	1,100,000	1,213,212
Tempe Union High School District No. 213 of Maricopa County, Arizona, Refunding Bonds, Series 2016	3.000%	07/01/2028	Aa2	1,000,000	1,032,890
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Revenue Bonds, 2009 Series A (Prerefunded to 01-01-2019 @ 100) (b)	5.000%	01/01/2032	AA	500,000	518,425

					31,755,732

Arkansas (2.99%)
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008 (Prerefunded to 10-01-2018 @ 100) (b)	5.125%	10/01/2022	Aa3	100,000	103,102
State of Arkansas, General Obligation Four-Lane Highway Construction and Improvement Bonds, Series 2013	3.500%	06/15/2023	AA	6,000,000	6,328,380
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008 (Prerefunded to 10-01-2018 @ 100) (b)	5.250%	10/01/2024	Aa3	335,000	345,733
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Refunding Series 2015A	3.000%	11/01/2024	Aa2	2,315,000	2,442,186
City of Little Rock, Arkansas, Library Construction and Refunding Bonds, Series 2015	2.750%	03/01/2025	AA	1,025,000	1,030,679
State of Arkansas, Higher Education General Obligation Bonds, Refunding Series 2015	4.000%	06/01/2027	AA	3,000,000	3,328,830
City of Fort Smith, Arkansas, Water and Sewer Revenue Refunding and Construction Bonds, Series 2008	5.250%	10/01/2028	A	915,000	943,392
City of Fort Smith, Arkansas, Water and Sewer Revenue Refunding and Construction Bonds, Series 2008 (Prerefunded to 10-01-2018 @ 100) (b)	5.250%	10/01/2028	NR	585,000	603,743
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2028	Aa2	365,000	428,119
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2030	NR	1,000,000	1,036,770
Rogers School District No. 30 of Benton County, Arkansas, Refunding Bonds	3.125%	02/01/2030	NR	2,880,000	2,846,851

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arkansas (Cont.)
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008 (Prerefunded to 10-01-2018 @ 100) (b)	5.500%	10/01/2030	Aa3	$500,000	$517,040
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2030	Aa2	785,000	913,112

					20,867,937

California (4.77%)
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series A (Santa Barbara Elementary School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2022	Aa2	1,160,000	1,166,508
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	Aa1	2,900,000	2,907,018
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series B (Santa Barbara High School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2023	Aa2	1,435,000	1,443,050
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2025	Aa3	225,000	267,651
Carmel Unified School District (Monterey County, California), General Obligation Bonds, Election of 2005, Series 2008 (Prerefunded to 08-01-2018 @ 100) (b)	4.750%	08/01/2025	AAA	575,000	588,374
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C (Prerefunded to 08-01-2021 @ 100) (b)	4.000%	08/01/2025	Aaa	1,115,000	1,210,533
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C (Prerefunded to 08-01-2021 @ 100) (b)	4.250%	08/01/2026	Aaa	1,275,000	1,395,526
Santa Barbara Community College District, (Santa Barbara County, California), General Obligation Bonds, Election of 2008, Series A (Prerefunded to 08-01-2018 @ 100) (b)	5.250%	08/01/2026	Aa1	1,555,000	1,595,212
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2027	Aa3	1,080,000	1,278,061
East Side Union High School District, (Santa Clara County, California), 2015 General Obligation Refunding Bonds	3.500%	08/01/2027	A+	1,000,000	1,083,800
Newark Unified School District, (Alameda County, California), General Obligation Bonds, Election of 2011, Series C	2.000%	08/01/2027	Aa3	875,000	832,869
Newark Unified School District, (Alameda County, California), General Obligation Bonds, Election of 2011, Series C	3.000%	08/01/2028	Aa3	750,000	770,175
Santee School District, (County of San Diego, California), General Obligation Refunding Bonds, Series 2015	3.500%	08/01/2028	AA-	1,565,000	1,658,853
Campbell Union High School District, (Santa Clara County, California), 2016 General Obligation Refunding Bonds	3.250%	08/01/2029	Aa1	1,965,000	2,043,423
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	3.500%	08/01/2029	Aa2	1,190,000	1,266,826
Santee School District, (County of San Diego, California), General Obligation Refunding Bonds, Series 2015	3.500%	08/01/2029	AA-	1,725,000	1,818,633
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), 2016 General Obligation Refunding Bonds	3.250%	08/01/2029	AA-	2,835,000	2,930,199
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2030	Aa2	540,000	590,803
Marin Community College District, (Marin County, California), Election of 2016 General Obligation Bonds, Series A, (Federally Tax-Exempt)	4.000%	08/01/2030	Aaa	1,095,000	1,218,527
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), Election of 2014 General Obligation Bonds, Series A	4.000%	08/01/2030	AA-	1,600,000	1,756,992
Sequoia Union High School District, (County of San Mateo, State of California), General Obligation Bonds, Election of 2014, Series 2016	3.000%	07/01/2031	AA	3,000,000	3,004,470
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2031	Aa2	400,000	435,704
Redondo Beach Unified School District, (Los Angeles County, California), 2017 General Obligation Refunding Bonds, (Election of 2008, Series D), (2020 Crossover)	3.000%	08/01/2031	Aa2	750,000	750,608
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2032	Aa2	500,000	542,630

40	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Redondo Beach Unified School District, (Los Angeles County, California), 2017 General Obligation Refunding Bonds, (Election of 2008, Series D), (2020 Crossover)	3.000%	08/01/2032	Aa2	$750,000	$746,453

					33,302,898

Colorado (2.81%)
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012 (c)	3.000%	12/15/2021	Aa2	205,000	214,522
Jefferson County, Colorado, School District No. 1	5.000%	12/15/2021	AA-	3,000,000	3,372,840
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B (c)	3.000%	12/15/2023	Aa1	3,300,000	3,481,467
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	2.500%	12/01/2024	AA-	100,000	102,523
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A (Prerefunded to 08-01-2018 @ 100) (b)	4.750%	08/01/2025	NR	1,500,000	1,533,090
Adams County School District No. 1, (Mapleton Public Schools), Adams County, Colorado, General Obligation Refunding Bonds, Series 2016	2.000%	12/01/2025	Aa3	375,000	366,292
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	2.500%	12/01/2025	AA-	210,000	214,904
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2015	4.000%	12/15/2025	Aa2	1,000,000	1,115,960
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A (Prerefunded to 08-01-2018 @ 100) (b)	4.750%	08/01/2026	NR	1,465,000	1,497,318
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	2.750%	12/01/2026	AA-	200,000	207,438
Roaring Fork School District No. RE-1, In Garfield, Pitkin and Eagle Counties, Colorado, General Obligation Refunding Bonds, Series 2016B	2.500%	12/15/2027	NR	3,000,000	2,997,330
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	4.000%	12/01/2030	AA-	465,000	504,846
Gunnison Watershed School District RE-1J, (Gunnison and Saguache Counties, Colorado), General Obligation Refunding Bonds, Series 2014	4.000%	12/01/2031	Aa2	1,000,000	1,073,740
Adams 12 Five Star Schools, Adams County and the City and County of Broomfield, Colorado, General Obligation Bonds, Series 2016B	5.000%	12/15/2034	A+	2,500,000	2,940,525

					19,622,795

Connecticut (3.47%)
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	5.000%	06/15/2020	Aaa	500,000	509,320
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2020	Aa2	525,000	546,929
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2021	Aa1	125,000	128,833
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2021	Aa2	500,000	519,985
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2022	Aa1	600,000	617,424
Town of Darien, Connecticut, General Obligation Refunding Bonds, Issue of 2012, Series B	2.000%	08/01/2022	Aaa	1,525,000	1,531,679
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	2.250%	02/01/2024	Aa1	2,000,000	2,020,720
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2024	Aaa	1,000,000	1,013,050
State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue, Series 2016A (d)	2.000%	07/01/2042	Aaa	18,000,000	17,363,160

					24,251,100

Florida (3.19%)
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2018	AA-	1,000,000	1,030,410
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aa2	110,000	110,235
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	5.000%	10/01/2020	Aa2	1,390,000	1,474,123
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds (Prerefunded to 09-01-2019 @ 100) (b)	4.000%	03/01/2021	Aa1	1,170,000	1,218,017
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2021	AA-	600,000	642,234
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	4.000%	10/01/2021	Aa2	1,455,000	1,511,658

See accompanying notes to financial statements.	41

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Florida (Cont.)
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds (Prerefunded to 09-01-2019 @ 100) (b)	4.000%	03/01/2022	Aa1	$1,215,000	$1,264,864
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100) (b)	5.000%	10/01/2022	Aa2	365,000	409,702
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds (Prerefunded to 09-01-2019 @ 100) (b)	4.000%	09/01/2023	Aa1	1,290,000	1,342,942
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100) (b)	5.000%	10/01/2023	Aa2	200,000	224,494
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa2	2,000,000	2,184,720
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2025	Aa2	2,485,000	2,713,844
City of West Palm Beach, Florida, Utility System Revenue Refunding Bonds, Series 2008A (Prerefunded to 10-01-2018 @ 100) (b)	5.000%	10/01/2026	Aa2	2,000,000	2,059,980
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2026	Aa3	400,000	457,612
City of Pembroke Pines, Florida, General Obligation Bonds, Series 2015	5.000%	09/01/2031	Aa2	2,100,000	2,432,136
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017 (e)	4.000%	09/01/2032	Aa3	540,000	584,248
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2032	Aa3	750,000	847,988
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017 (e)	5.000%	09/01/2033	Aa3	750,000	885,255
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017 (e)	5.000%	09/01/2034	Aa3	750,000	879,698

					22,274,160

Georgia (1.51%)
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	3.500%	08/01/2020	Aa2	200,000	209,368
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	4.000%	08/01/2021	Aa2	250,000	264,945
Fayette County, Georgia, Water Revenue Bonds, Series 2009	5.000%	10/01/2021	Aa2	1,165,000	1,235,284
Fayette County, Georgia, Water Revenue Bonds, Series 2009 (Prerefunded to 10-01-2019 @ 100) (b)	5.000%	10/01/2021	NR	625,000	662,475
Henry County and Henry County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	5.000%	02/01/2022	Aa2	1,000,000	1,099,090
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2024	Aa2	1,660,000	1,820,290
Fayette County, Georgia, Water Revenue Bond, Series 2009 (Prerefunded to 10-01-2019 @ 100) (b)	4.375%	10/01/2024	Aa2	750,000	787,275
Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008 (Prerefunded to 01-01-2019 @ 100) (b)	5.625%	01/01/2028	AA	1,000,000	1,042,930
Forsyth County, Georgia, General Obligation Bonds, Series 2008A (Prerefunded to 03-01-2019 @ 100) (b)	5.000%	03/01/2028	Aaa	1,000,000	1,042,490
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008 (Prerefunded to 09-01-2018 @ 100) (b)	6.125%	09/01/2028	A1	2,300,000	2,381,075

					10,545,222

Hawaii (0.39%)
State of Hawaii, Highway Revenue Bonds, Series 2008 (Prerefunded to 01-01-2019 @ 100) (b)	5.750%	01/01/2027	Aa2	2,000,000	2,088,520
County of Hawaii, General Obligation Bonds, 2013 Series A (Prerefunded to 09-01-2022 @ 100) (b)	5.000%	09/01/2031	AA-	575,000	658,254

					2,746,774

Idaho (0.45%)
Independent School District No. 1 of Nez Perce County, Idaho (Lewiston), General Obligation Bonds, Series 2017B, (Sales Tax and Credit Enhancement Guaranty)	4.000%	09/15/2031	Aa3	2,880,000	3,153,226

Illinois (0.49%)
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2022	AA-	1,200,000	1,273,020

42	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Illinois (Cont.)
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2023	AA-	$2,000,000	$2,120,560

					3,393,580

Indiana (3.55%)
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.800%	07/15/2019	AA-	130,000	132,396
City of Bloomington, Indiana, Waterworks Revenue Bonds of 2011, Series B	3.500%	07/01/2020	A	910,000	943,261
Lebanon Middle School Building Corporation, Lebanon, Indiana, Unlimited Ad Valorem
Property Tax First Mortgage Bonds, Series 2011 (Escrowed to maturity) (b)	4.000%	07/10/2020	A+	2,075,000	2,199,127
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.000%	07/15/2020	AA-	245,000	250,243
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2020	A1	2,075,000	2,216,390
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series O (Prerefunded to 01-01-2019 @ 100) (b)	5.250%	07/01/2022	Aa3	500,000	519,475
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.000%	07/01/2022	Aa2	185,000	198,364
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series O (Prerefunded to 01-01-2019 @ 100) (b)	5.250%	07/01/2023	Aa3	1,060,000	1,101,287
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.250%	07/01/2023	Aa2	215,000	231,916
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.375%	07/01/2024	Aa2	210,000	226,897
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	A1	1,530,000	1,631,791
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	01/15/2026	A+	1,190,000	1,415,886
East Noble School Building Corporation, Kendallville, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	2.000%	07/15/2026	A+	1,000,000	943,790
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana,
Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	07/15/2026	A+	1,105,000	1,323,536
East Noble School Building Corporation, Kendallville, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	2.000%	01/15/2027	A+	1,305,000	1,221,911
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.000%	07/15/2027	AA-	1,190,000	1,306,977
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.500%	07/15/2028	AA-	500,000	565,225
New Albany-Floyd County School Building Corporation, Ad Valorem Property Tax First Mortgage Bonds, Series 2017, (Floyd County, Indiana)	4.000%	07/15/2028	A+	500,000	552,475
Warsaw Multi-School Building Corporation, Warsaw, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	4.000%	07/15/2028	A+	1,000,000	1,089,570
City of West Lafayette, Indiana, Sewage Works Revenue Bonds, Series 2016	3.750%	07/01/2029	A+	220,000	231,750
New Albany-Floyd County School Building Corporation, Ad Valorem Property Tax First Mortgage Bonds, Series 2017, (Floyd County, Indiana)	4.000%	07/15/2029	A+	2,000,000	2,183,380
Valparaiso Multi-Schools Building Corporation, (Porter County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	5.000%	07/15/2029	A+	3,000,000	3,494,910
City of West Lafayette, Indiana, Sewage Works Revenue Bonds, Series 2016	4.000%	07/01/2030	A+	750,000	803,415

					24,783,972

Iowa (4.23%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2019	Aa2	1,190,000	1,204,518
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2022	Aa2	1,350,000	1,366,200
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.000%	06/01/2025	Aa2	2,095,000	1,984,908
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2025	Aa2	265,000	271,010
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015	3.000%	06/01/2025	AA-	2,370,000	2,435,293
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (Prerefunded to 07-01-2018 @ 100)(b)	4.625%	07/01/2025	AA	1,775,000	1,809,098
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.000%	06/01/2026	Aa2	2,135,000	2,027,182
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2026	Aa2	500,000	508,980

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Iowa (Cont.)
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2026	A1	$1,130,000	$1,158,216
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015	3.000%	06/01/2026	AA-	2,445,000	2,503,949
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (Prerefunded to 07-01-2018 @ 100) (b)	4.625%	07/01/2026	AA	1,750,000	1,783,618
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.125%	06/01/2027	Aa2	2,180,000	2,034,768
Des Moines Metropolitan Wastewater Reclamation Authority, Sewer Revenue Refunding Bonds, Series 2015E	3.000%	06/01/2027	Aa3	1,610,000	1,647,738
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2027	A1	1,175,000	1,196,808
Waukee Community School District, Dallas County, Iowa, General Obligation School Refunding Bonds, Series 2016B	2.000%	06/01/2027	Aa2	3,000,000	2,797,830
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (Prerefunded to 07-01-2018 @ 100) (b)	4.750%	07/01/2027	AA	1,950,000	1,988,844
Waukee Community School District, Iowa, General Obligation School Bonds, Series 2009 (Crossover Refunding to 06-01-2019 @ 100) (b)	5.000%	06/01/2028	Aa2	1,000,000	1,047,040
City of West Des Moines, Iowa, General Obligation Urban Renewal Bonds, Series 2017D	3.000%	06/01/2031	AAA	1,770,000	1,785,417

					29,551,417

Kansas (3.54%)
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General
Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	2,010,000	2,023,768
City of Wichita, Kansas, Water and Sewer Utility, Revenue Bonds, Series 2009A (Prerefunded to 10-01-2019 @ 100) (b)	5.000%	10/01/2024	AA-	2,000,000	2,123,640
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A (Crossover Refunding to 09-01-2018 @ 100) (b)	4.500%	09/01/2025	Aaa	1,115,000	1,140,389
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A (Crossover Refunding to 09-01-2018 @ 100) (b)	4.750%	09/01/2026	Aaa	2,220,000	2,274,634
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	3.000%	09/01/2026	Aa2	2,740,000	2,822,721
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	3.000%	09/01/2027	Aa2	1,490,000	1,513,661
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding and Improvement Bonds, Series 2015-A	3.000%	10/01/2027	Aaa	1,000,000	1,049,120
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Improvement and Refunding Bonds, Series 2013C (Crossover Refunding to 09-01-2021 @ 100) (b)	4.500%	09/01/2028	Aa2	3,000,000	3,282,630
Water District No. 1 of Johnson County, Kansas, Water Revenue Refunding Bonds, Series 2017A	3.000%	01/01/2032	Aaa	2,500,000	2,494,275
State of Kansas, Department of Transportation, Highway Revenue Bonds, Series 2017A	5.000%	09/01/2033	Aa2	5,000,000	6,031,450

					24,756,288

Kentucky (1.25%)
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2018	A1	2,040,000	2,076,230
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2020	A1	1,780,000	1,862,806
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.000%	02/01/2028	Aa3	1,110,000	1,184,015
Northern Kentucky Water District, Refunding Revenue Bonds, Series 2016	3.000%	02/01/2031	Aa3	3,660,000	3,636,283

					8,759,334

Maine (0.94%)
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2020	Aa2	100,000	100,000
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2021	Aa2	3,515,000	3,515,000
Maine Municipal Bond Bank, 2017 Series D Refunding Bonds	3.000%	11/01/2031	Aa2	3,000,000	2,962,920

					6,577,920

44	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Maryland (1.14%)
Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, 2012 Series A (Prerefunded to 02-15-2020 @ 100) (b)	4.000%	02/15/2026	Aaa	$2,075,000	$2,184,373
University System of Maryland, Auxiliary Facility and Tuition Revenue Bonds, 2008 Series A (Prerefunded to 04-01-2018 @ 100) (b)	4.625%	04/01/2026	Aa1	2,140,000	2,163,091
The City of Frederick, Maryland, General Obligation Bonds and Notes, Public Improvements Bonds, Tax-Exempt Series 2009A (Prerefunded to 03-01-2019 @ 100) (b)	5.000%	03/01/2027	Aa1	1,500,000	1,562,790
Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Bonds of 2015, Series B	3.000%	12/01/2028	Aaa	2,000,000	2,039,660

					7,949,914

Massachusetts (0.64%)
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A (Prerefunded to 06-01-2021 @ 100) (b)	5.000%	06/01/2034	Aa1	2,000,000	2,219,940
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A	5.000%	12/01/2034	AA	2,000,000	2,244,620

					4,464,560

Michigan (3.81%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2018	AA	500,000	505,555
Board of Trustees of Northern Michigan University, General Revenue Bonds, Series 2008A	5.000%	12/01/2018	A	440,000	455,189
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA-	1,000,000	1,039,880
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2021	Aa3	425,000	469,459
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2022	AA	700,000	734,944
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100) (b)	5.000%	05/01/2022	A+	275,000	304,153
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	Aa3	450,000	508,311
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2023	A+	1,485,000	1,559,488
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100) (b)	5.000%	05/01/2023	A+	400,000	442,404
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100) (b)	5.000%	05/01/2024	A+	600,000	663,606
Howell Public Schools, County of Livingston, State of Michigan, 2011 Refunding Bonds, Series B, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	A+	1,880,000	2,065,556
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2025	A+	700,000	762,041
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	Aa3	1,260,000	1,413,619
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	1,290,000	1,395,445
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax) (c)	4.000%	05/01/2026	Aa3	2,300,000	2,475,007
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	3,850,000	4,154,535
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,000,000	1,154,850

See accompanying notes to financial statements.	45

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	AA-	$500,000	$547,945
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,005,000	1,182,855
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	4.500%	02/01/2028	AA-	750,000	801,863
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	765,000	883,460
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding
Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2028	AA-	300,000	326,652
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	600,000	701,298
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2029	A	700,000	815,094
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2030	A	1,100,000	1,276,836

					26,640,045

Minnesota (1.84%)
Independent School District No. 194 (Lakeville), Minnesota, General Obligation Refunding Bonds, Series 2012D	5.000%	02/01/2022	Aa3	2,720,000	3,064,842
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	185,000	194,790
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	2.375%	02/01/2025	Aaa	2,805,000	2,853,498
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	3.000%	02/01/2026	Aaa	1,000,000	1,042,770
Independent School District No. 720, Shakopee Public Schools, Minnesota, General Obligation School Building Bonds, Series 2015A	3.250%	02/01/2026	A2	3,860,000	4,035,437
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	3.000%	02/01/2027	Aaa	1,590,000	1,650,102

					12,841,439

Mississippi (1.83%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation, Refunding Project)	5.000%	03/01/2022	Baa2	1,000,000	1,068,600
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2022	Aa2	2,480,000	2,686,237
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project) (Prerefunded to 04-01-2018 @ 100) (b)	5.375%	04/01/2025	NR	2,290,000	2,320,251
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project) (Prerefunded to 04-01-2018 @ 100) (b)	5.375%	04/01/2026	NR	1,000,000	1,013,210
State of Mississippi, General Obligation Bonds, Series 2015F (Tax-Exempt)	3.000%	11/01/2026	Aa2	3,000,000	3,104,820
Mississippi Development Bank, Special Obligation Bonds, Series 2015, (Canton Public School District, Madison County, Mississippi, General Obligation Bond Project)	4.250%	12/01/2028	A1	2,305,000	2,560,279

					12,753,397

Missouri (2.44%)
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	3.500%	03/01/2022	Aa1	445,000	476,693
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2024	Aa1	2,050,000	2,243,007
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009 (Prerefunded to 03-01-2019 @ 100) (b)	4.625%	03/01/2025	AAA	3,000,000	3,113,700
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2027	Aa2	465,000	513,555

46	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Missouri (Cont.)
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation School Building Bonds, Series 2008 (Crossover Refunding to 03-01-2018 @ 100) (b)	4.750%	03/01/2027	Aa1	$5,750,000	$5,795,425
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2028	Aa2	400,000	439,316
Platte County R-III School District of Platte County, Missouri, General Obligation School Building Bonds, Series 2008 (Crossover Refunding to 03-01-2018 @ 100) (b)	5.000%	03/01/2028	AA	2,000,000	2,017,000
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2029	Aa2	425,000	463,157
Nixa Public Schools, Christian County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2014, (Missouri Direct Deposit Program)	5.000%	03/01/2031	A+	370,000	394,457
Nixa Public Schools, Christian County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2014, (Missouri Direct Deposit Program), (Prerefunded to 03-01-2020 @ 100) (b)	5.000%	03/01/2031	NR	380,000	407,892
Reorganized School District No. 7 of Jackson County, Missouri, (Lee’s Summit R-7), General Obligation School Building Bonds, Series 2016	5.000%	03/01/2036	AA+	1,000,000	1,149,840

					17,014,042

Montana (0.70%)
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	3.500%	06/15/2025	A+	860,000	928,508
High School District No. 44 (Belgrade), Gallatin County, Montana, General Obligation School Building Bonds, Series 2016	3.000%	06/01/2027	A+	525,000	540,099
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2032	A+	945,000	1,105,773
High School District No. 1 (Missoula), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2032	Aa3	1,010,000	1,112,949
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2033	A+	1,005,000	1,175,076

					4,862,405

Nebraska (2.08%)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2022	AA-	1,290,000	1,388,388
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2023	AA-	1,560,000	1,746,779
Douglas County School District 0001, (Omaha, Nebraska, Public Schools), General Obligation Refunding Bonds, Series 2010	4.000%	12/15/2024	Aa2	3,000,000	3,165,750
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	3.000%	12/15/2024	A+	145,000	151,265
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	4.000%	12/15/2025	A+	180,000	200,781
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2026	AA-	1,925,000	2,144,392
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2028	AA	150,000	167,189
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2028	A+	250,000	295,415
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B	4.000%	01/15/2029	AA-	730,000	780,209
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2029	AA	250,000	276,522
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2029	A+	260,000	306,197
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2030	AA	325,000	357,835
Hall County School District 0002, in the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2030	AA-	700,000	815,122
Nebraska Public Power District, General Revenue Bonds, 2014 Series A	5.000%	01/01/2031	A1	1,900,000	2,107,803

See accompanying notes to financial statements.	47

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Nebraska (Cont.)
Hall County School District 0002, In the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2032	AA-	$565,000	$653,575

					14,557,222

Nevada (0.47%)
Nevada System of Higher Education, Universities Revenue Bonds, Series 2016A	4.000%	07/01/2030	AA-	3,045,000	3,283,241

New Jersey (3.16%)
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.500%	11/01/2018	AA	1,310,000	1,324,266
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010A	3.000%	06/15/2019	AA	1,900,000	1,913,395
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2019	Aa2	1,540,000	1,613,550
The Board of Education of the Township of Millstone, in the County of Monmouth, New Jersey, School District Refunding Bonds, Series 2011	5.000%	07/15/2020	AA-	1,075,000	1,158,990
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2020	AA+	315,000	326,951
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2020	Aa2	750,000	785,355
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2021	AA	1,775,000	1,815,435
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2021	AA+	685,000	715,729
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2022	AA+	750,000	817,838
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2022	AA+	600,000	630,636
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	4.000%	12/15/2023	AA+	465,000	510,463
The Board of Education, of the Somerset Hills School District, in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2024	Aa1	2,345,000	2,542,449
The Board of Education of the Hopewell Valley Regional School District in the County of Mercer, New Jersey, School Bonds	3.500%	01/15/2027	AA	3,330,000	3,522,874
The Board of Education of the Township of Livingston, In the County of Essex, New Jersey, Refunding School Bonds	4.000%	07/15/2029	AA+	1,000,000	1,088,190
Township of Moorestown, in the County of Burlington, New Jersey, General Obligation Bonds Consisting of General Improvement Bonds and Water-Sewer Utility Bonds	4.000%	01/15/2030	Aaa	1,140,000	1,217,634
The Board of Education of the Hopewell Valley Regional School District in the County of Mercer, New Jersey, School Bonds	4.000%	01/15/2032	AA	2,000,000	2,109,100

					22,092,855

New Mexico (3.19%)
State Transportation, Refunding Revenue Bonds, (Senior Lien), Series 2010B	4.000%	06/15/2019	Aa1	3,500,000	3,627,015
Las Cruces School District No. 2, General Obligation School Bonds, Series 2011A	4.000%	08/01/2021	Aa3	1,500,000	1,588,470
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	Aa2	2,000,000	2,093,960
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2023	Aa1	2,450,000	2,590,728
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015A	2.000%	08/15/2023	Aaa	1,030,000	1,036,633
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015A	2.250%	08/15/2024	Aaa	1,050,000	1,064,049
Bernalillo County, New Mexico, General Obligation Bonds, Series 2015	3.000%	08/15/2025	Aaa	1,235,000	1,295,725
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2026	AA	675,000	726,246
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.000%	08/01/2026	Aa3	900,000	937,557
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2027	AA	700,000	748,573
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.250%	08/01/2027	Aa3	900,000	945,477

48	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Mexico (Cont.)
Rio Rancho Public School District No. 94, Sandoval County, New Mexico, General Obligation School Building Bonds, Series 2016A	3.000%	08/01/2027	A2	$1,515,000	$1,567,464
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2028	AA	725,000	770,603
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.500%	08/01/2028	Aa3	900,000	955,899
Rio Rancho Public School District No. 94, Sandoval County, New Mexico, General Obligation School Building Bonds, Series 2016A	3.125%	08/01/2028	A2	1,515,000	1,556,072
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2029	AA	750,000	792,345

					22,296,816

New York (2.23%)
Town of Brookhaven, Suffolk County, New York, Public Improvement Serial Bonds - 2010 (Economically Defeased to 03-15-2018 @ 100) (b)	3.250%	03/15/2020	Aa2	1,665,000	1,674,557
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C (Economically Defeased to 10-15-2019 @ 100) (b)	4.000%	10/15/2021	A3	3,000,000	3,133,350
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2022	Aa2	1,265,000	1,310,692
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2023	Aa2	1,615,000	1,669,926
Miller Place Union Free School District, In the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2026	Aa2	460,000	461,895
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2029	Aa3	1,000,000	1,020,520
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	Aa3	3,000,000	3,461,850
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD (c)	5.000%	06/15/2035	Aa1	2,500,000	2,879,300

					15,612,090

North Carolina (1.50%)
County of Orange, North Carolina, General Obligation Refunding Bonds, Series 2011	3.000%	02/01/2019	Aaa	1,000,000	1,017,730
City of Fayetteville, North Carolina, Public Works Commission, Revenue Bonds, Series 2009B (Prerefunded to 03-01-2019 @ 100)(b)	5.000%	03/01/2022	Aa2	1,000,000	1,041,860
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	1,000,000	1,067,670
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,000,000	1,033,130
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A (Prerefunded to 05-01-2020 @ 100) (b)	4.000%	05/01/2026	Aaa	1,000,000	1,054,760
Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Refunding Bonds, Series 2013	4.000%	07/01/2027	AA+	1,210,000	1,303,884
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds, Series 2015	5.000%	05/01/2028	AA-	700,000	823,354
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds, Series 2015	5.000%	05/01/2029	AA-	265,000	309,933
County of Union, North Carolina, Enterprise Systems Revenue Bonds, Series 2017	3.000%	06/01/2031	Aa1	2,850,000	2,831,218

					10,483,539

North Dakota (1.07%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,000,000	1,059,120
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.000%	05/01/2027	Aa1	860,000	882,489
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.125%	05/01/2028	Aa1	845,000	866,801
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.250%	05/01/2029	Aa1	835,000	856,259
Bismarck Public School District No. 1, Burleigh County, North Dakota, General Obligation School Building Bonds, Series 2017	3.125%	05/01/2030	Aa2	1,695,000	1,703,085
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2017, Series M (e)	3.125%	05/01/2031	Aa1	1,015,000	1,022,095

See accompanying notes to financial statements.	49

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
North Dakota (Cont.)
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2017, Series M(e)	3.125%	05/01/2032	Aa1	$1,060,000	$1,059,375

					7,449,224

Ohio (2.97%)
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,155,720
Plain Local School District, County of Stark, Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.300%	11/01/2023	AA-	2,840,000	3,068,790
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A (Prerefunded to 12-01-2021 @ 100) (b)	4.000%	12/01/2024	Aaa	2,155,000	2,342,011
Lake County Community College District, Ohio, (Lakeland Community College), Facilities Construction and Improvement Bonds, Series 2016A, (General Obligation - Unlimited Tax)	3.000%	12/01/2025	Aa2	660,000	692,076
Lake Local School District, Stark and Portage Counties, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2015	3.000%	12/01/2025	AA-	525,000	538,240
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,430,000	1,583,868
Lake County Community College District, Ohio, (Lakeland Community College), Facilities Construction and Improvement Bonds, Series 2016A, (General Obligation - Unlimited Tax)	3.000%	12/01/2026	Aa2	865,000	901,763
Bellbrook-Sugarcreek Local School District, Counties of Greene and Warren, Ohio, School Improvement Unlimited Tax General Obligation Refunding Bonds, Series 2016	3.000%	12/01/2027	Aa2	1,000,000	1,031,620
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2027	Aa2	175,000	203,219
Perrysburg Exempted Village School District, Wood County, Ohio, School Facilities Construction and Improvement Bonds, Series 2015 (General Obligation - Unlimited Tax)	4.000%	12/01/2027	Aa3	1,250,000	1,363,725
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A	5.000%	11/01/2028	Aa2	1,000,000	1,144,100
Bellbrook-Sugarcreek Local School District, Counties of Greene and Warren, Ohio, School Improvement Unlimited Tax General Obligation Refunding Bonds, Series 2016	4.000%	12/01/2028	Aa2	1,565,000	1,709,183
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2028	Aa2	225,000	260,183
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2029	Aa3	800,000	921,536
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2029	Aa2	200,000	230,910
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2030	Aa3	1,335,000	1,533,835
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	4.000%	12/01/2030	Aa2	365,000	387,141
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A	5.000%	11/01/2032	Aa2	1,500,000	1,700,340

					20,768,260

Oklahoma (1.37%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013 (c)	4.000%	03/01/2023	AA	2,500,000	2,621,950
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2016	3.000%	04/01/2028	AA	3,000,000	3,059,250
Grand River Dam Authority, Revenue Bonds, Series 2014A	5.000%	06/01/2031	A1	1,835,000	2,128,582
The Edmond Public Works Authority, (Edmond, Oklahoma), Sales Tax and Utility System Revenue Bonds, Series 2017	5.000%	07/01/2032	AA-	1,500,000	1,772,685

					9,582,467

50	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Oregon (2.08%)
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	$1,000,000	$1,055,490
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B (Prerefunded to 06-15-2018 @ 100) (b)	5.000%	06/15/2023	Aa3	1,500,000	1,529,640
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	2.250%	12/01/2024	AA-	400,000	401,032
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2025	Aaa	1,330,000	1,419,469
State of Oregon, General Obligation Bonds, 2016 Series J, (Veterans’ Welfare Bonds Series 97A) (Refunding)	2.800%	06/01/2025	Aa1	655,000	685,700
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2025	Aa1	745,000	766,545
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	2.500%	12/01/2025	AA-	400,000	406,984
State of Oregon, General Obligation Bonds, 2016 Series J, (Veterans’ Welfare Bonds Series 97A), (Refunding)	2.850%	12/01/2025	Aa1	385,000	404,111
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2026	Aa1	670,000	689,376
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2027	Aa1	750,000	771,690
Tualatin Hills Park & Recreation District, Washington County, Oregon, General Obligation Bonds, Series 2009 (Prerefunded to 06-01-2019 @ 100) (b)	4.625%	06/01/2028	AA	1,335,000	1,394,688
North Clackamas School District No. 12, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2014	5.000%	06/15/2028	A+	2,500,000	2,915,375
Portland Community College District, Multnomah, Washington, Yamhill, Clackamas and Columbia Counties, Oregon, General Obligation Bonds, Series 2009 (Prerefunded to 06-15-2019 @ 100) (b)	5.000%	06/15/2029	AA	2,000,000	2,099,900

					14,540,000

Pennsylvania (1.61%)
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2025	Aaa	1,605,000	1,732,918
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	3.000%	06/01/2026	AA+	430,000	450,051
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2027	Aaa	2,505,000	2,693,201
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2027	AA	1,825,000	1,990,783
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012 (Prerefunded to 11-15-2020 @ 100) (b)	5.000%	05/15/2027	NR	375,000	410,423
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	4.000%	06/01/2028	AA+	340,000	374,697
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	4.000%	06/01/2029	AA+	305,000	332,972
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt)	5.000%	10/01/2030	AA	1,500,000	1,683,915
The Municipal Authority of the Borough of West View, (Allegheny County, Pennsylvania), Water Revenue Bonds, Series of 2014	5.000%	11/15/2031	AA	1,365,000	1,596,545

					11,265,505

South Carolina (1.74%)
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2023	Aa2	2,315,000	2,535,481
School District No. 1 of Richland County, South Carolina, General Obligation Refunding Bonds, Series 2011A	4.000%	03/01/2023	AA-	1,675,000	1,799,536
Berkeley County, South Carolina, Water and Sewer System Refunding Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3	800,000	813,400
University of South Carolina, Higher Education Revenue Bonds, Series 2008A (Prerefunded to 06-01-2018 @ 100) (b)	4.750%	06/01/2025	Aa2	1,130,000	1,149,041

See accompanying notes to financial statements.	51

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
South Carolina (Cont.)
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.000%	12/01/2025	AA-	$355,000	$368,227
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2026	AA-	370,000	390,257
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2027	AA-	380,000	398,430
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2028	AA-	520,000	555,979
City of Columbia, South Carolina, Waterworks and Sewer System Refunding Revenue Bonds, Series 2016B	4.000%	02/01/2029	Aa1	1,045,000	1,168,937
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B	5.000%	03/01/2030	A1	2,160,000	2,410,171
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2030	AA-	535,000	567,453

					12,156,912

South Dakota (0.04%)
Harrisburg School District 41-2, South Dakota, General Obligation Bonds, Series 2012	3.000%	07/15/2022	AA-	250,000	261,740

Tennessee (2.32%)
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009 (Prerefunded to 03-01-2019 @ 100) (b)	4.000%	03/01/2021	Aa1	1,050,000	1,081,763
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2022	Aa1	655,000	677,539
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2011 Series A (Prerefunded to 05-15-2021 @ 100)(b)	4.500%	05/15/2022	AA+	2,760,000	3,019,606
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2023	Aa1	670,000	690,489
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program
Bonds, 2008 Series B (Prerefunded to 05-01-2018 @ 100) (b)	4.750%	05/01/2023	AA+	2,000,000	2,028,060
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A (Prerefunded to 07-01-2020 @ 100) (b)	4.000%	07/01/2023	NR	1,105,000	1,169,046
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	Aa2	895,000	945,013
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series BB-2015	3.000%	03/01/2025	Aa1	1,170,000	1,216,075
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2028	Aa2	725,000	766,129
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2029	Aa2	750,000	790,080
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2030	Aa2	775,000	815,393
Washington County, Tennessee, General Obligation School and Improvement Bonds, Series 2017B	3.000%	06/01/2030	Aa2	850,000	850,697
Washington County, Tennessee, General Obligation School Bonds, Series 2017A	3.000%	06/01/2030	Aa2	935,000	935,767
Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2014	5.000%	09/01/2031	AA	1,065,000	1,242,141

					16,227,798

Texas (3.43%)
City of Plano, Texas, (Collin and Denton Counties), General Obligation Refunding and Improvement Bonds, Series 2011	5.000%	09/01/2019	Aaa	1,000,000	1,058,680
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	1,000,000	1,049,820
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2025	Aa2	2,345,000	2,563,671
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A (Prerefunded to 11-15-2019 @ 100) (b)	5.000%	11/15/2025	Aa2	2,000,000	2,129,840
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008	4.625%	02/15/2026	Aa1	85,000	85,565
Hays County, Texas, Pass-Through Toll Revenue and Unlimited Tax Bonds, Series 2011 (Prerefunded to 02-15-2020 @ 100) (b)	4.750%	02/15/2026	AA	1,620,000	1,729,706

52	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Texas (Cont.)
Eanes Independent School District, (A political subdivision of the State of Texas located in Travis County, Texas), Unlimited Tax School Building Bonds, Series 2015A	3.500%	08/01/2026	AA+	$1,670,000	$1,780,270
State of Texas, General Obligation Bonds, Water Financial Assistance Bonds, Series 2016A (Economically Distressed Areas Program)	2.250%	08/01/2026	Aaa	2,285,000	2,263,612
City of Austin, Texas (Travis and Williamson Counties), Electric Utility System Revenue Refunding Bonds, Series 2008A (Prerefunded to 11-15-2018 @ 100) (b)	5.250%	11/15/2026	Aa3	3,000,000	3,111,750
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A (c)	5.000%	11/15/2026	Aa2	2,465,000	2,694,122
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008 (Prerefunded to 02-01-2018 @ 100) (b)	5.750%	02/01/2027	Aa3	1,000,000	1,007,060
Parker County, Texas, Unlimited Tax Road Bonds, Series 2009 (Prerefunded to 02-15-2019 @ 100) (b)	5.000%	02/15/2027	AA	1,000,000	1,040,380
State of Texas, General Obligation Bonds, Water Financial Assistance Bonds, Series 2016A (Economically Distressed Areas Program)	3.000%	08/01/2027	Aaa	2,325,000	2,415,396
Conroe Independent School District, (A political subdivision of the State of Texas located within Montgomery County, Texas) Unlimited Tax School Building Bonds, Series 2009A (Prerefunded to 02-15-2018 @ 100) (b) (c)	5.250%	02/15/2028	Aa1	1,000,000	1,007,810

					23,937,682

Utah (1.33%)
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2020	Aa2	410,000	429,327
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2021	Aa2	600,000	628,284
Snyderville Basin Special Recreation District, Summit County, Utah, General Obligation Bonds, Series 2015A	3.000%	12/15/2025	Aa1	1,260,000	1,328,683
Ogden City, Utah, Sewer and Water Revenue Bonds, Series 2008 (Prerefunded to 06-15-2018 @ 100) (b)	5.000%	06/15/2029	Aa3	1,970,000	2,008,415
The Central Utah Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B, (Crossover Refunding) (e)	4.000%	10/01/2033	AA+	2,500,000	2,705,650
Jordan Valley Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B (e)	4.000%	10/01/2033	NR	1,000,000	1,082,280
Jordan Valley Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B (e)	4.000%	10/01/2034	NR	1,000,000	1,076,140

					9,258,779

Virginia (1.33%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Refunding Series 2009 C	4.000%	08/01/2021	Aa1	1,500,000	1,557,660
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2025	Aaa	1,070,000	1,137,292
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A (Prerefunded to 12-01-2020 @ 100) (b)	4.000%	12/01/2025	NR	330,000	352,047
Virginia Public School Authority, Special Obligation School Financing Bonds, Fluvanna County, Series 2008 (Prerefunded to 12-01-2018 @ 100) (b)	6.250%	12/01/2026	Aa2	2,000,000	2,096,620
Loudoun County Sanitation Authority (Virginia), Water and Sewer System Revenue and Refunding Bonds, Series 2013	4.000%	01/01/2027	Aaa	650,000	710,463
County of Stafford, Virginia, General Obligation Public Improvement Bonds, Series 2013	4.000%	07/01/2030	Aa1	1,205,000	1,305,027
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2012 D	4.000%	08/01/2030	Aa1	2,000,000	2,142,920

					9,302,029

Washington (6.91%)
Issaquah School District No. 411, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2012	2.500%	12/01/2022	AA+	340,000	349,999
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	3.000%	12/01/2022	Aa3	620,000	648,408
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2023	Aa3	505,000	575,857
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.000%	12/01/2024	A1	1,875,000	2,025,263

See accompanying notes to financial statements.	53

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (Cont.)
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2016	4.625%	12/01/2024	Aa3	$235,000	$247,883
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2016 (Prerefunded to 12-01-2019 @ 100) (b)	4.625%	12/01/2024	NR	3,765,000	3,983,558
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008 (Prerefunded to 07-01-2018 @ 100) (b)	5.000%	01/01/2025	AA-	565,000	576,899
The City of Seattle, Washington, Municipal Light and Power Improvement and Refunding Revenue Bonds, 2008 (Prerefunded to 04-01-2019 @ 100) (b)	6.000%	04/01/2025	Aa2	1,325,000	1,401,453
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008 (Prerefunded to 06-01-2018 @ 100) (b)	4.750%	12/01/2025	AA+	1,000,000	1,017,100
City of Spokane, Washington, Unlimited Tax General Obligation Bonds, 2015	3.000%	12/01/2025	Aa2	1,295,000	1,364,373
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008 (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2025	AA+	2,000,000	2,073,080
Lake Washington School District No. 414, King County, Washington, Unlimited Tax
General Obligation Refunding Bonds, 2015	3.500%	12/01/2025	AA+	2,000,000	2,188,060
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008 (Prerefunded to 07-01-2018 @ 100) (b)	5.000%	01/01/2026	AA-	500,000	510,530
State of Washington, Various Purpose General Obligation Refunding Bonds,
Series R-2013C	4.000%	07/01/2026	Aa1	2,500,000	2,741,725
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.000%	12/01/2026	Aa2	350,000	363,314
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.250%	12/01/2027	Aa2	400,000	420,320
Hockinson School District No. 98, Clark County, Washington, Unlimited Tax General Obligation Bonds, 2015	4.000%	12/01/2027	A+	1,090,000	1,208,930
City of Camas, Washington, Water and Sewer Revenue and Refunding Bonds, 2015	4.000%	12/01/2028	Aa3	1,050,000	1,147,524
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.250%	12/01/2028	Aa2	350,000	363,171
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2016	4.000%	12/01/2028	AA+	1,000,000	1,112,500
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2029	A1	1,000,000	1,135,560
City of Everett, Washington, Water and Sewer Revenue Refunding Bonds, 2016	3.125%	12/01/2029	AA+	2,000,000	2,038,580
City of Tacoma, Washington, Solid Waste Revenue Refunding Bonds, 2016B	5.000%	12/01/2029	A1	1,525,000	1,798,448
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2014	5.000%	01/01/2030	AA-	985,000	1,127,155
Energy Northwest, Columbia Generating Station Electric Revenue and Refunding Bonds, Series 2015-A	5.000%	07/01/2030	AA-	5,000,000	5,891,650
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2030	A1	2,100,000	2,376,927
State of Washington, Various Purpose General Obligation Bonds, Series 2009A (Prerefunded to 07-01-2018 @ 100) (b)	5.000%	07/01/2031	Aa1	1,500,000	1,532,025
Bainbridge Island School District No. 303, Kitsap County, Washington, Unlimited Tax General Obligation Bonds, 2017A (e)	4.000%	12/01/2033	Aa2	840,000	910,232
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2017 (e)	4.000%	12/01/2033	AA+	5,000,000	5,422,250
Public Utility District No. 1 of Clark County, Washington, Water System Revenue and Refunding Bonds, Series 2017	5.000%	01/01/2034	AA-	1,010,000	1,181,660
Bainbridge Island School District No. 303, Kitsap County, Washington, Unlimited Tax General Obligation Bonds, 2017A (e)	4.000%	12/01/2034	Aa2	510,000	550,453

					48,284,887

West Virginia (1.58%)
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2023	A	2,510,000	2,795,688
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2024	A	3,200,000	3,560,480
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2025	AA-	1,105,000	1,200,715
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	4.000%	05/01/2026	AA-	350,000	390,992

54	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
West Virginia (Cont.)
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	2.250%	05/01/2026	AA-	$125,000	$124,050
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2026	AA-	2,180,000	2,356,362
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	5.000%	05/01/2027	AA-	515,000	609,080

					11,037,367

Wisconsin (2.99%)
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.250%	04/01/2021	Aa1	250,000	253,530
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2022	Aa1	175,000	178,365
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	AA-	800,000	863,320
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2023	Aa1	285,000	290,389
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	AA-	300,000	323,574
Milwaukee Metropolitan Sewerage District, General Obligation Sewerage System Refunding Bonds, Series 2015C	2.500%	10/01/2024	Aa1	2,000,000	2,054,440
City of Fond Du Lac, Fond Du Lac County, Wisconsin, Waterworks System Revenue Bonds, Series 2010	5.000%	09/01/2025	A+	1,000,000	1,077,670
City of Oshkosh, Wisconsin, (Winnebago County), Water System Revenue Refunding Bonds, Series 2016G	2.000%	01/01/2026	Aa3	955,000	912,560
Muskego-Norway School District, Waukesha and Racine Counties, Wisconsin, General Obligation School Building and Improvement Bonds	3.000%	04/01/2026	AA	2,495,000	2,601,561
City of Oshkosh, Wisconsin, (Winnebago County), General Obligation Refunding Bonds, Series 2016H	2.000%	08/01/2026	Aa3	1,090,000	1,034,127
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2027	Aa3	340,000	372,157
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2028	Aa3	275,000	298,650
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2029	Aa3	400,000	431,972
Western Technical College District, Wisconsin, General Obligation Refunding Bonds, Series 2013C (Prerefunded to 04-01-2020 @ 100) (b)	5.000%	04/01/2029	AA+	3,000,000	3,234,690
State of Wisconsin, General Obligation Bonds of 2008, Series D (Prerefunded to 05-01-2018 @ 100) (b)	6.000%	05/01/2029	AA	1,000,000	1,019,100
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2029	A+	1,000,000	1,149,480
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2030	A+	2,000,000	2,293,520
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2031	A+	2,200,000	2,518,384

					20,907,489

Total Long-term Municipal Bonds
(cost $669,386,769)					685,255,940

Short-term Municipal Variable Rate Demand Notes (3.19%)
Florida (1.58%)
City of Gainesville, Florida, Variable Rate, Utilities System Revenue Bonds, 2005 Series C (f)	0.930%	10/01/2026	Aa3	5,910,000	5,910,000
City of West Palm Beach, Florida, Utility System Variable Rate Revenue Bonds, Series 2008C (f)	1.000%	10/01/2038	Aa2	1,715,000	1,715,000
JEA, Variable Rate Water and Sewer System Revenue Bonds, 2008 Series A-2 (f)	0.990%	10/01/2042	Aa2	900,000	900,000
Orlando Utilities Commission, Utility System Revenue Bonds, Series 2008-2 (f)	0.970%	10/01/2033	Aa2	2,500,000	2,500,000

					11,025,000

See accompanying notes to financial statements.	55

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2017

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Short-term Municipal Variable Rate Demand Notes (Cont.)
Massachusetts (0.72%)
The Commonwealth of Massachusetts, General Obligation Refunding Bonds, 2001 Series C (f)	0.990%	01/01/2021	AA	$5,000,000	$5,000,000

New York (0.27%)
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series BB (f)	0.960%	06/15/2025	Aa1	1,925,000	1,925,000

Oklahoma (0.46%)
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Refunding Second Senior Revenue Bonds, Series 2006F (f)	0.920%	01/01/2028	Aa3	3,200,000	3,200,000

Pennsylvania (0.16%)
County of Montgomery, Pennsylvania, General Obligation Bonds, Series A of 2004 (f)	0.940%	08/15/2024	Aa1	1,125,000	1,125,000

Total Short-term Municipal Variable Rate Demand Notes
(cost $22,275,000)					22,275,000

				Shares	Value
Short-term Investments (0.77%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 0.96% (g)				5,400,327	$5,400,327

Total Short-term Investments
(cost $5,400,327)					5,400,327

TOTAL INVESTMENTS (102.05%)
(cost $697,062,096)					712,931,267

LIABILITIES, NET OF OTHER ASSETS (-2.05%)					(14,294,913)

NET ASSETS (100.00%)					$698,636,354

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.

(c)	This security has been segregated to cover when-issued purchase commitments. (d) Rate shown is fixed until mandatory tender date of July 1, 2026.

(e)	Security purchased on a “when-issued” basis. (f) Rate shown is as of November 30, 2017.

(g)	Rate shown is the 7-day yield as of November 30, 2017.

NR - Not Rated

56	See accompanying notes to financial statements.

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STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2017

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,678,300,846	1,121,683,857	363,407,619	697,062,096

Investments in securities at market value	$4,943,013,175	1,943,493,282	359,388,166	712,931,267
Receivable for:
Dividends and interest	17,446,996	8,102,320	1,292,495	8,079,106
Shares of the Fund sold	2,894,096	990,888	251,900	526,151
Prepaid expenses	18,715	7,403	1,372	2,656

Total assets	4,963,372,982	1,952,593,893	360,933,933	721,539,180

Liabilities and Net Assets
Distributions to shareholders	—	—	4,455	281,363
Payable for:
Shares of the Fund redeemed	2,364,604	757,907	409,511	404,177
Securities purchased	—	501,015	—	22,058,919
Trustees’ fees and expenses	6,659	2,931	837	1,453
Due to affiliates	428,111	193,648	40,289	84,881
Accrued liabilities	83,708	65,169	48,489	72,033

Total liabilities	2,883,082	1,520,670	503,581	22,902,826

Net assets applicable to shares outstanding of common stock	$4,960,489,900	1,951,073,223	360,430,352	698,636,354

Fund shares outstanding (no par value, unlimited number of shares authorized)	61,693,185	28,341,472	36,512,248	81,130,073
Net asset value, offering price and redemption price per share	$80.41	68.84	9.87	8.61

Analysis of Net Assets
Paid-in-capital	$1,587,116,968	1,099,026,982	364,787,905	682,414,253
Accumulated net realized gain (loss)	54,665,898	8,743,463	(338,100)	352,930
Net unrealized appreciation (depreciation)	3,264,745,499	821,814,177	(4,019,453)	15,869,171
Undistributed net investment income (loss)	53,961,535	21,488,601	—	—

Net assets applicable to shares outstanding	$4,960,489,900	1,951,073,223	360,430,352	698,636,354

58	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2017

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$119,851,464	29,806,034	—	—
Interest	475,728	19,912,547	5,093,192	157,543
Tax-exempt interest	—	—	—	21,969,693

	120,327,192	49,718,581	5,093,192	22,127,236
Less: foreign withholding taxes	(1,143,378)	(404,280)	—	—

Total investment income	119,183,814	49,314,301	5,093,192	22,127,236
Expenses:
Investment advisory and management fees	4,779,934	2,015,782	446,683	780,392
Trustees’ fees and expenses	180,069	73,044	15,493	28,733
Reports to shareholders	103,357	52,221	20,054	18,544
Professional fees	54,874	28,148	12,343	16,853
Audit fees	37,372	39,985	51,236	52,400
Errors and omissions insurance	50,654	20,678	4,332	8,070
Custodian fees	105,451	35,141	614	8,865
ICI dues	37,470	15,794	3,556	6,694
Regulatory Fees	74,164	49,406	28,025	34,050
Fidelity bond expense	5,946	2,446	523	973
Securities valuation fees	2,858	55,033	5,802	121,421

Total expenses	5,432,149	2,387,678	588,661	1,076,995

Net investment income	113,751,665	46,926,623	4,504,531	21,050,241
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	54,665,898	8,743,463	44,576	680,914
Net realized gain (loss) on foreign currency transactions	82,473	17,168	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	593,984,904	153,931,558	(1,872,252)	5,901,584

Net realized and unrealized gain (loss) on investments	648,733,275	162,692,189	(1,827,676)	6,582,498

Net change in net assets resulting from operations	$762,484,940	209,618,812	2,676,855	27,632,739

See accompanying notes to financial statements.	59

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2017	2016
From operations:
Net investment income	$113,751,665	106,983,127
Net realized gain (loss)	54,748,371	34,191,424
Change in net unrealized appreciation or depreciation	593,984,904	238,556,716

Net change in net assets resulting from operations	762,484,940	379,731,267
Distributions to shareholders from and in excess of:
Net investment income	(109,465,633)	(102,728,629)
Net realized gain	(34,371,546)	(396,759,919)

Total distributions to shareholders	(143,837,179)	(499,488,548)
From Fund share transactions:
Proceeds from shares sold	251,333,568	201,493,028
Reinvestment of distributions	135,964,842	474,788,519

	387,298,410	676,281,547
Less payments for shares redeemed	(342,023,738)	(355,608,901)

Net increase (decrease) in net assets from Fund share transactions	45,274,672	320,672,646

Total increase (decrease) in net assets	663,922,433	200,915,365

Net assets:
Beginning of period	4,296,567,467	4,095,652,102

End of period*	$4,960,489,900	4,296,567,467

* Including undistributed net investment income (loss)	$53,961,535	49,593,029

Share Information
Sold	3,380,005	3,006,801
Issued in reinvestment of distributions	1,870,158	7,481,230
Redeemed	(4,583,240)	(5,279,572)

Net increase (decrease)	666,923	5,208,459

60	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2017	2016	2017	2016	2017	2016

46,926,623	45,109,048	4,504,531	4,419,838	21,050,241	20,970,682
8,760,631	3,450,680	44,576	—	680,914	(134,203)
153,931,558	48,411,483	(1,872,252)	(2,995,683)	5,901,584	(22,791,808)

209,618,812	96,971,211	2,676,855	1,424,155	27,632,739	(1,955,329)

(45,910,993)	(44,690,964)	(4,504,531)	(4,419,838)	(21,050,241)	(20,970,682)
(3,463,102)	(124,229,261)	—	—	—	—

(49,374,095)	(168,920,225)	(4,504,531)	(4,419,838)	(21,050,241)	(20,970,682)

126,957,290	135,569,490	51,535,971	113,086,915	49,387,881	79,696,171
47,280,819	162,531,221	4,428,696	4,349,717	17,588,396	17,263,132

174,238,109	298,100,711	55,964,667	117,436,632	66,976,277	96,959,303
(149,730,862)	(148,832,564)	(89,957,689)	(82,051,001)	(79,017,729)	(47,228,993)

24,507,247	149,268,147	(33,993,022)	35,385,631	(12,041,452)	49,730,310

184,751,964	77,319,133	(35,820,698)	32,389,948	(5,458,954)	26,804,299

1,766,321,259	1,689,002,126	396,251,050	363,861,102	704,095,308	677,291,009

1,951,073,223	1,766,321,259	360,430,352	396,251,050	698,636,354	704,095,308

21,488,601	20,455,803	—	—	—	—

1,934,863	2,184,064	5,193,467	11,257,867	5,694,060	8,977,007
732,753	2,726,804	446,227	433,074	2,029,540	1,950,141
(2,277,314)	(2,405,665)	(9,069,201)	(8,178,252)	(9,130,000)	(5,354,425)

390,302	2,505,203	(3,429,507)	3,512,689	(1,406,400)	5,572,723

See accompanying notes to financial statements.	61

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Each Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, “Financial Services-Investment Companies.” State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of its total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time SFIMC may purchase issues with longer maturities. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information see Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes.

For more information refer to Note 4 Income Taxes and Distributions to Shareholders.

62

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2017. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Securities Purchased on a “When-Issued” Basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2017, the Municipal Bond Fund had commitments of $16,148,919 (representing 2.31% of net assets) for when-issued securities. These commitments are included within the Securities Purchased line on the Statements of Assets and Liabilities.

New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. This update requires certain premiums on callable debt securities to be amortized to the earliest call date. The amendments will be applied on a modified-retrospective basis and are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•	Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Changes in valuation techniques may result in transfers into or out of an assigned level within the fair value hierarchy. The end of the reporting period method is used for determining when transfers between levels of the fair value hierarchy are deemed to have occurred.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities, U.S. Treasury bills, and short-term municipal variable rate demand notes are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of November 30, 2017:

	Investments in Securities

Fund	Level 1	Level 2	Level 3	Total
Growth Fund
Common Stocks (a)	$4,908,812,019	$—	$—	$4,908,812,019
Short-term Investments	34,201,156	—	—	34,201,156
Balanced Fund
Common Stocks (a)	1,257,700,043	—	—	1,257,700,043
Corporate Bonds (a)	—	404,640,701	—	404,640,701
Foreign Government Bonds	—	1,961,254	—	1,961,254
Agency Commercial Mortgage-Backed Securities	—	82,976,796	—	82,976,796
Agency Notes & Bonds	—	3,612,986	—	3,612,986
U.S. Treasury Obligations	—	172,836,445	—	172,836,445
Short-term Investments	19,765,057	—	—	19,765,057
Interim Fund
U.S. Treasury Obligations	—	352,622,029	—	352,622,029
Short-term Investments	6,766,137	—	—	6,766,137
Municipal Bond Fund
Long-term Municipal Bonds	—	685,255,940	—	685,255,940
Short-term Municipal Variable Rate Demand Notes	—	22,275,000	—	22,275,000
Short-term Investments	5,400,327	—	—	5,400,327

(a) Industry classification is disclosed in the Schedules of Investments.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds did not hold any Level 3 securities or derivative instruments as of November 30, 2016 or for the year ended November 30, 2017. There were no transfers of securities between Level 1 and Level 2 as of November 30, 2017 as compared to November 30, 2016.

4.	Income Taxes and Distributions to Shareholders

As of November 30, 2017, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of November 30, 2017, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of November 30, 2017, each Fund’s aggregate unrealized gains and losses for all investments based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,678,300,846	$3,300,491,536	$(35,779,207)	$3,264,712,329
Balanced Fund	1,121,683,857	839,166,233	(17,356,808)	821,809,425
Interim Fund	363,407,619	19,283	(4,038,736)	(4,019,453)
Municipal Bond Fund	697,062,096	18,117,792	(2,248,621)	15,869,171

For each Fund, the cost of investments for federal income tax purposes was the same as the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments.

The Growth Fund and Balanced Fund declare and pay income dividends, if any, at least annually. The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 18, 2017, the Growth Fund declared an ordinary income dividend of $0.93991 per share and a capital gain dividend of $0.88711 per share to shareholders of record on December 15, 2017 (reinvestment date December 18, 2017).

On December 18, 2017, the Balanced Fund declared an ordinary income dividend of $0.85354 per share and a capital gain dividend of $0.30892 per share to shareholders of record on December 15, 2017 (reinvestment date December 18, 2017).

On December 22, 2017, the Municipal Bond Fund declared a capital gain dividend of $0.00436 per share to shareholders of record on December 21, 2017 (reinvestment date December 22, 2017).

After utilizing capital loss carryforwards to offset realized capital gains during the year ended November 30, 2017, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after November 30, 2017, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the capital losses will carryforward indefinitely as follows:

		Unused Non Expiring Capital Loss Carryforwards
Fund	Loss Carryforwards Utilized in 2017	Short-term	Long-term	Total
Interim Fund	$44,576	$—	$338,100	$338,100
Municipal Bond Fund	327,984	—	—	—

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2017, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Growth Fund	$54,078,874	$54,548,559	$3,264,745,499	$—	$3,373,372,932
Balanced Fund	21,503,373	8,728,691	821,814,177	—	852,046,241
Interim Fund	—	—	(4,019,453)	(338,100)	(4,357,553)
Municipal Bond Fund	—	352,930	15,869,171	—	16,222,101

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to the recognition of net realized losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications for permanent differences among certain capital accounts without impacting its net asset value.

As of November 30, 2017, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Growth Fund	$—	$(82,474)	$82,474
Balanced Fund	—	(17,168)	17,168

The tax character of distributions was designated as follows for the years ended November 30, 2017 and November 30, 2016, respectively.

2017	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$20,900,123	$150,118	$—	$21,050,241

2016	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$20,887,373	$83,309	$—	$20,970,682

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended November 30, 2017 and November 30, 2016.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

5.	Transactions with Affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million
Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million
Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million
Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Other than the account fee imposed on certain shareholders of the Trust which is paid by redeeming shares from the shareholder’s account, the Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) exceed 0.40% of the Fund’s average net assets. Prior-year reimbursements, if any, are not subject to recapture.

Line of Credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended November 30, 2017.

6.	Investment Transactions

For the year ended November 30, 2017, investment transactions (exclusive of short-term instruments) were as follows:

Fund	Purchases (excluding U.S. Government Obligations)	Sales/ Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/ Maturities of U.S. Government Obligations
Growth Fund	$92,042,336	$29,334,450	$—	$—
Balanced Fund	105,593,966	55,262,495	5,049,609	25,000,000
Interim Fund	—	—	49,037,031	84,390,273
Municipal Bond Fund	60,624,364	77,037,339	—	—

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$70.41	$73.38	76.68	67.42	55.71
Income from Investment Operations
Net investment income (a)	1.84	1.75	1.79	1.60	1.47
Net gain (loss) on investments (both realized and unrealized)	10.50	4.15	(3.38)	9.21	11.70

Total from investment operations	12.34	5.90	(1.59)	10.81	13.17

Less Distributions
Net investment income	(1.78)	(1.76)	(1.71)	(1.55)	(1.46)
Net realized gain	(0.56)	(7.11)	—	—	—

Total distributions	(2.34)	(8.87)	(1.71)	(1.55)	(1.46)

Net asset value, end of period	$80.41	$70.41	73.38	76.68	67.42

Total Return	17.91%	9.54%	(2.13)%	16.26%	24.06%
Ratios/Supplemental Data
Net assets, end of period (millions)	$4,960.5	$4,296.6	4,095.7	4,283.5	3,769.1
Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.46%	2.59%	2.40%	2.25%	2.38%
Portfolio turnover rate	1%	0%	11%	1%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

68	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$63.19	$66.38	68.23	62.01	56.65
Income from Investment Operations
Net investment income (a)	1.65	1.63	1.73	1.72	1.63
Net gain (loss) on investments (both realized and unrealized)	5.75	1.76	(1.85)	6.17	5.36

Total from investment operations	7.40	3.39	(0.12)	7.89	6.99

Less Distributions
Net investment income	(1.63)	(1.69)	(1.73)	(1.67)	(1.63)
Net realized gain	(0.12)	(4.89)	—	—	—

Total distributions	(1.75)	(6.58)	(1.73)	(1.67)	(1.63)

Net asset value, end of period	$68.84	$63.19	66.38	68.23	62.01

Total Return	11.93%	5.83%	(0.18)%	12.95%	12.59%
Ratios/Supplemental Data
Net assets, end of period (millions)	$1,951.1	$1,766.3	1,689.0	1,709.2	1,540.8
Average net asset ratios
Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	2.52%	2.63%	2.58%	2.66%	2.75%
Portfolio turnover rate	4%	4%	11%	4%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	69

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.92	$9.99	10.03	10.06	10.26
Income from Investment Operations
Net investment income	0.12	0.12	0.12	0.13	0.15
Net gain (loss) on investments (both realized and unrealized)	(0.05)	(0.07)	(0.04)	(0.03)	(0.20)

Total from investment operations	0.07	0.05	0.08	0.10	(0.05)

Less Distributions
Net investment income	(0.12)	(0.12)	(0.12)	(0.13)	(0.15)
Net realized gain	—	—	—	—	—

Total distributions	(0.12)	(0.12)	(0.12)	(0.13)	(0.15)

Net asset value, end of period	$9.87	$9.92	9.99	10.03	10.06

Total Return	0.71%	0.45%	0.77%	1.01%	(0.51)%
Ratios/Supplemental Data
Net assets, end of period (millions)	$360.4	$396.3	363.9	366.5	384.5
Average net asset ratios
Expenses	0.16%	0.16%	0.16%	0.16%	0.15%
Net investment income	1.21%	1.15%	1.17%	1.31%	1.46%
Portfolio turnover rate	13%	13%	12%	7%	17%

70	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.53	$8.80	8.85	8.62	9.11
Income from Investment Operations
Net investment income	0.26	0.26	0.28	0.30	0.30
Net gain (loss) on investments (both realized and unrealized)	0.08	(0.27)	(0.05)	0.24	(0.49)

Total from investment operations	0.34	(0.01)	0.23	0.54	(0.19)

Less Distributions
Net investment income	(0.26)	(0.26)	(0.28)	(0.30)	(0.30)
Net realized gain (a)	—	—	—	(0.01)	—

Total distributions	(0.26)	(0.26)	(0.28)	(0.31)	(0.30)

Net asset value, end of period	$8.61	$8.53	8.80	8.85	8.62

Total Return	3.99%	(0.16)%	2.65%	6.37%	(2.05)%
Ratios/Supplemental Data
Net assets, end of period (millions)	$698.6	$704.1	677.3	658.7	639.9
Average net asset ratios
Expenses	0.15%	0.16%	0.16%	0.15%	0.16%
Net investment income	2.98%	2.95%	3.19%	3.46%	3.46%
Portfolio turnover rate	9%	7%	10%	6%	11%

(a)	Net realized gain distributions represent less than $0.01 per share for the year ended November 30, 2013.

See accompanying notes to financial statements.	71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the State Farm Associates’ Funds Trust and Shareholders of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund (four funds comprising the State Farm Associates’ Funds Trust, hereafter referred to as the “Funds”) as of November 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2017 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

January 22, 2018

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended November 30, 2017.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends-Received Deduction	Total Exempt Interest Distributed
Growth	$34,371,546	$109,411,749	$99,695,147	$—
Balanced	3,463,102	28,726,271	24,334,620	—
Interim	—	—	—	—
Municipal Bond	—	—	—	20,900,123

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information – State Farm Associates’ Funds Trust, November 30, 2017 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	PRESIDENT – St. Mary’s University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/ OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE – MainStay Funds (83 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE - Janus Investment Funds (65 portfolios)

Management Information – State Farm Associates’ Funds Trust, November 30, 2017 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Joe R.Monk,Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS and VICE PRESIDENT – HEALTH – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011 – 6/2015) – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER, TREASURER, SENIOR VICE PRESIDENT (3/2007-1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT and TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

*	Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., and with the affiliates of these companies.

Management Information – State Farm Associates’ Funds Trust, November 30, 2017 (unaudited)

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 63	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 54	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 58	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER, TREASURER (since 3/2016), and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm Investment Management Corp.; TREASURER (since 3/2016) and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm VP Management Corp.

Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 48	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH and MUTUAL FUNDS (since 10/2015), VICE PRESIDENT – AGENCY (1/2014 – 10/2015), VICE PRESIDENT AGENCY – CUSTOMER CARE CENTER (1/2013 – 1/2014) and VICE PRESIDENT OPERATIONS – ENTERPRISE SERVICES (9/2011 – 1/2013) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Vice President and Secretary	Began service in 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

U.S. POSTAGE
**PAID**
LANCASTER, PA
PERMIT NO. 1275

**PRESORTED STANDARD**

| Not FDIC Insured | • May Lose Value<br>• No Bank Guarantee |
|---|---|

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

190-4049.19-CH
AP2018/01/9812
1-2018
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2017: $159,350

Billed to registrant for fiscal year ending November 30, 2016: $154,220

The audit fees for November 30, 2017 are based on estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant in fiscal year ending November 30, 2017: $0

Billed to registrant in fiscal year ending November 30, 2016: $0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2017: $0

Billed in fiscal year ending November 30, 2016: $0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant in fiscal year ending November 30, 2017: $ 21,550

Billed to registrant in fiscal year ending November 30, 2016: $ 20,930

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2017: $ 0

Billed in fiscal year ending November 30, 2016: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant in fiscal year ending November 30, 2017: $ 0

Billed to registrant in fiscal year ending November 30, 2016: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2017: $ 0

Billed in fiscal year ending November 30, 2016: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2017:	not applicable	0%	not applicable
Fiscal year ending November 30, 2016:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2017:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2016:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2017:    $ 21,550

Fiscal year ending November 30, 2016:    $ 20,930

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2017:    $ 0

Fiscal year ending November 30, 2016:    $ 0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2017:    $ 0

Fiscal year ending November 30, 2016:    $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	January 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	January 23, 2018

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date	January 23, 2018